UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08188

AB HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2024

Date of reporting period: April 30, 2024

ITEM 1.	REPORTS TO STOCKHOLDERS.

APR 04.30.24

SEMI-ANNUAL REPORT

AB HIGH INCOME FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB High Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH INCOME FUND | 1

SEMI-ANNUAL REPORT

June 18, 2024

This report provides management’s discussion of fund performance for the AB High Income Fund for the semi-annual reporting period ended April 30, 2024.

The Fund’s investment objective is to seek to maximize total returns from price appreciation and income.

NAV RETURNS AS OF APRIL 30, 2024 (unaudited)

	6 Months	12 Months

AB HIGH INCOME FUND

Class A Shares	9.65%	11.12%

Class C Shares	9.13%	10.15%

Advisor Class Shares[1]	9.78%	11.38%

Class R Shares[2]	9.76%	10.47%

Class K Shares[2]	9.77%	10.82%

Class I Shares[1]	9.91%	11.32%

Class Z Shares[1]	9.97%	11.43%

Primary Benchmark: Bloomberg Global High Yield Index (USD hedged)	10.85%	12.25%

Blended Benchmark: 33% JPM EMBI Global / 33% JPM GBI-EM / 33% Bloomberg US Corporate HY 2% Issuer Capped Index	8.02%	5.99%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

2	Class R shares and Class K shares are no longer offered to new investors. Outstanding Class R shares and Class K shares were liquidated on or about May 21, 2024.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Bloomberg Global High Yield Index (USD hedged), and its blended benchmark, which is composed of equal weightings of the JPMorgan Emerging Markets Bond Index Global (“JPM EMBI Global”), the JPMorgan Government Bond Index-Emerging Markets (“JPM GBI-EM”) (local currency-denominated) and the Bloomberg US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended April 30, 2024.

During both periods, all share chasses of the Fund underperformed the primary benchmark, but outperformed the blended benchmark, before sales charges. In the six-month period, industry allocation was the largest

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detractor to relative performance, mostly from an underweight to sovereign bonds; overweights to banking, communications-media and consumer cyclical-automobiles; and off-benchmark exposure to collateralized mortgage obligations and US Treasury bonds that were partially offset by gains from the utilization of US high-yield credit default swaps and commercial mortgage-backed securities (“CMBS”). Security selection was a minor detractor, as losses from selection in communications-telecommunications, finance and services were mostly offset by gains from selection in banking and consumer cyclical-other. Country allocation contributed, because of an underweight to the eurozone, an overweight to the US and off-benchmark exposure to Colombia. From a yield-curve perspective, positioning in the US contributed to results. Currency decisions did not materially impact relative performance during the period.

Over the 12-month period, industry allocation detracted the most, primarily from an underweight to sovereign bonds’ exposure to US Treasury bonds, and overweights to banking, communications-media and consumer cyclical-autos that were partially offset by gains from an underweight to real estate investment trusts and off-benchmark exposure to CMBS. Security selection contributed the most to performance, from selection in sovereign bonds, energy, banking, capital goods, technology and consumer cyclical-other that were offset somewhat by selection in services, consumer cyclical-retailers and transportation-airlines. Yield-curve positioning in the US also contributed. At the country level, off-benchmark allocation to Colombia and an underweight to the eurozone added more to results than a loss from being underweight the UK. Currency decisions contributed, as a short position in the euro was offset somewhat by a long position in the Nigerian naira.

During both periods, the Fund used derivatives in the form of treasury futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were used to effectively obtain high-yield credit exposure. Total return swaps were used to create synthetic high-yield exposure in the Fund. Purchased options and written options were utilized as part of put spread for downside protection.

MARKET REVIEW AND INVESTMENT STRATEGY

Over the six-month period ended April 30, 2024, fixed-income government bond market yields were volatile as investors adjusted their expectations for inflation, economic growth and central bank decisions. Global developed-market yields fell sharply through the end of 2023 and rose for much of the remainder of the reporting period, as investors reacted to the timing and amount of interest-rate cuts by major central banks over the course of 2024. Government bond returns were positive across all major developed countries during the period—rising the most in Switzerland and by the least in the US. Overall, developed-market investment-grade corporate bonds

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rose and outperformed government bonds, as corporates outperformed treasuries in the US. Developed-market high-yield corporate bonds advanced and outperformed treasury markets by a wide margin, particularly in the US and eurozone. Emerging-market hard-currency sovereign bonds significantly outperformed developed-market treasuries, mainly due to the performance of high-yield sovereigns. Emerging-market hard-currency corporate bonds overall also had solid results, driven by high-yield corporates. Emerging-market local-currency bonds trailed other credit risk sectors as the US dollar was mixed against developed- and emerging-market currencies over the period.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek to maximize total return, utilizing a high-income strategy with a global, multi-sector approach. The Team pursues an attractive risk/return profile by managing currency exposure, and invests in treasury inflation-protected securities, while also seeking to enhance returns with other selective investments in global fixed income and high yield.

INVESTMENT POLICIES

The Fund pursues income opportunities from government, corporate, emerging-market and high-yield sources. It has the flexibility to invest in a broad range of fixed-income securities in both developed- and emerging-market countries. The Fund’s investments may include US and non-US corporate debt securities and sovereign debt securities. The Fund may invest, without limitation, in either US dollar-denominated or non-US dollar-denominated fixed-income securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings.

The Fund may invest in debt securities with a range of maturities from short- to long-term. Substantially all of the Fund’s assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody’s Investors Service or CCC+ or lower by S&P Global Ratings and Fitch Ratings, or the equivalent by any nationally recognized statistical rating organization), and unrated securities of equivalent investment quality. The Fund also may invest in investment-grade securities and unrated securities.

The Fund may invest in mortgage-related and other asset-backed

(continued on next page)

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securities; loan participations and assignments; inflation-indexed securities; structured securities; variable-, floating- and inverse-floating-rate instruments; and preferred stock, and may use other investment techniques. The Fund may also make short sales of securities or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest in derivatives, such as options, futures contracts, forwards or swap agreements.

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DISCLOSURES AND RISKS

Benchmark Disclosure

All indices are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Global High Yield Index (USD hedged) represents non-investment grade fixed-income securities of companies in the US, and developed and emerging markets, hedged to the US dollar. The JPM® EMBI Global (market-capitalization weighted) represents the performance of US dollar-denominated Brady bonds, Eurobonds and trade loans issued by sovereign and quasi-sovereign entities. The JPM GBI-EM represents the performance of local-currency government bonds issued by emerging markets. The Bloomberg US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate HY Index. The Bloomberg US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

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DISCLOSURES AND RISKS (continued)

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

abfunds.com	AB HIGH INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

Loan Participations and Assignments Risk: When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments are or become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

The Fund may invest in mortgage-backed and/or other asset-backed securities, including securities backed by mortgages and assets with an international or emerging-markets origination and securities backed by non-performing loans at the time of investment. Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes

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DISCLOSURES AND RISKS (continued)

in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that, in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by nongovernmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2024 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			10.18%

1 Year	11.12%	6.45%

5 Years	3.07%	2.19%

10 Years	3.38%	2.94%

CLASS C SHARES			9.78%

1 Year	10.15%	9.15%

5 Years	2.23%	2.23%

10 Years[2]	2.54%	2.54%

ADVISOR CLASS SHARES[3]			10.87%

1 Year	11.38%	11.38%

5 Years	3.33%	3.33%

10 Years	3.65%	3.65%

CLASS R SHARES[4]			10.18%

1 Year	10.47%	10.47%

5 Years	2.62%	2.62%

10 Years	2.96%	2.96%

CLASS K SHARES[4]			10.46%

1 Year	10.82%	10.82%

5 Years	2.95%	2.95%

10 Years	3.30%	3.30%

CLASS I SHARES[3]			10.85%

1 Year	11.32%	11.32%

5 Years	3.33%	3.33%

10 Years	3.67%	3.67%

CLASS Z SHARES[3]			10.86%

1 Year	11.43%	11.43%

5 Years	3.41%	3.41%

10 Years	3.71%	3.71%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.90%, 1.64%, 0.65%, 1.62%, 1.28%, 0.69% and 0.59% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2024.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Class R shares and Class K shares are no longer offered to new investors. Outstanding Class R shares and Class K shares were liquidated on or about May 21, 2024.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2024 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	8.46%

5 Years	2.67%

10 Years	3.12%

CLASS C SHARES

1 Year	11.22%

5 Years	2.71%

10 Years[1]	2.71%

ADVISOR CLASS SHARES[2]

1 Year	13.49%

5 Years	3.81%

10 Years	3.83%

CLASS R SHARES[3]

1 Year	12.74%

5 Years	3.11%

10 Years	3.14%

CLASS K SHARES[3]

1 Year	13.09%

5 Years	3.43%

10 Years	3.48%

CLASS I SHARES[2]

1 Year	13.60%

5 Years	3.82%

10 Years	3.85%

CLASS Z SHARES[2]

1 Year	13.70%

5 Years	3.90%

10 Years	3.90%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Class R shares and Class K shares are no longer offered to new investors. Outstanding Class R shares and Class K shares were liquidated on or about May 21, 2024.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,096.50	$4.69	0.90%
Hypothetical**	$1,000	$1,020.39	$4.52	0.90%
Class C
Actual	$1,000	$1,091.30	$8.58	1.65%
Hypothetical**	$1,000	$1,016.66	$8.27	1.65%
Advisor Class
Actual	$1,000	$1,097.80	$3.39	0.65%
Hypothetical**	$1,000	$1,021.63	$3.27	0.65%
Class R
Actual	$1,000	$1,097.60	$6.94	1.33%
Hypothetical**	$1,000	$1,018.25	$6.67	1.33%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*	Annualized Expense Ratio*
Class K
Actual	$1,000	$1,097.70	$5.32	1.02%
Hypothetical**	$1,000	$1,019.79	$5.12	1.02%
Class I
Actual	$1,000	$1,099.10	$3.55	0.68%
Hypothetical**	$1,000	$1,021.48	$3.42	0.68%
Class Z
Actual	$1,000	$1,099.70	$3.08	0.59%
Hypothetical**	$1,000	$1,021.93	$2.97	0.59%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2024 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,090.3

1

The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.2% or less in the following: Common Stocks, Governments–Sovereign Bonds, Preferred Stocks and Rights.

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PORTFOLIO SUMMARY (continued)

April 30, 2024 (unaudited)

1

The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following: Angola, Argentina, Bahrain, Cayman Islands, Chile, China, Cote D’Ivoire, Czech Republic, Dominican Republic, Ecuador, Egypt, El Salvador, Ghana, Guatemala, Hong Kong, Indonesia, Ireland, Israel, Jamaica, Japan, Jersey (Channel Islands), Kazakhstan, Macau, Malaysia, Morocco, Netherlands, Nigeria, Norway, Panama, Peru, Romania, Senegal, Slovenia, South Africa, Sweden, Switzerland, Trinidad and Tobago, Turkey, Ukraine, Venezuela and Zambia.

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PORTFOLIO OF INVESTMENTS

April 30, 2024 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 57.1%
Industrial – 51.0%
Basic – 3.5%
Arsenal AIC Parent LLC 8.00%, 10/01/2030(a)	U.S.$	2,679	$2,794,857
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028(a)		6,778	4,302,018
7.50%, 09/30/2029(a)		2,128	1,089,025
Cleveland-Cliffs, Inc. 7.00%, 03/15/2032(a)		10,852	10,597,646
Constellium SE 3.125%, 07/15/2029(a)	EUR	4,303	4,239,371
3.75%, 04/15/2029(a)	U.S.$	1,336	1,185,815
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125%, 06/15/2028(a)		3,051	2,842,738
Element Solutions, Inc. 3.875%, 09/01/2028(a)		5,469	4,928,177
ERP Iron Ore LLC 9.04%, 12/31/2019(b)(c)(d)(e)(f)		1,355	– 0	–
FMG Resources August 2006 Pty Ltd. 4.375%, 04/01/2031(a)		12,398	10,910,261
4.50%, 09/15/2027(a)		1,475	1,390,951
5.875%, 04/15/2030(a)		308	296,031
6.125%, 04/15/2032(a)		8,694	8,418,969
Graphic Packaging International LLC 3.50%, 03/15/2028(a)		1,084	985,418
INEOS Finance PLC 6.375%, 04/15/2029(a)	EUR	4,341	4,658,137
7.50%, 04/15/2029(a)	U.S.$	3,093	3,115,351
INEOS Quattro Finance 2 PLC 8.50%, 03/15/2029(a)	EUR	6,160	6,883,929
9.625%, 03/15/2029(a)	U.S.$	600	634,153
INEOS Styrolution Ludwigshafen GmbH 2.25%, 01/16/2027(a)	EUR	111	108,995
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	3,288	2,929,317
Intelligent Packaging Holdco Issuer LP 9.00% (9.00% Cash or 9.75% PIK), 01/15/2026(a)(b)		3,201	3,009,018
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC 6.00%, 09/15/2028(a)		4,418	4,220,382
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018(c)(d)(e)(f)(g)		16,121	– 0	–

abfunds.com	AB HIGH INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Olympus Water US Holding Corp. 9.75%, 11/15/2028(a)	U.S.$	6,092	$6,469,735
SCIL IV LLC/SCIL USA Holdings LLC 4.375%, 11/01/2026(a)	EUR	554	580,258
5.375%, 11/01/2026(a)	U.S.$	7,122	6,840,603
Sealed Air Corp. 6.875%, 07/15/2033(a)		2,036	2,050,235
SNF Group SACA 3.125%, 03/15/2027(a)		1,487	1,369,632
Vallourec SACA 7.50%, 04/15/2032(a)		2,315	2,354,700
Vibrantz Technologies, Inc. 9.00%, 02/15/2030(a)		5,197	4,805,938
WR Grace Holdings LLC 4.875%, 06/15/2027(a)		2,879	2,734,227
5.625%, 08/15/2029(a)		1,965	1,762,121

			108,508,008

Capital Goods – 4.1%
ARD Finance SA 5.00% (5.00% Cash or 5.75% PIK), 06/30/2027(a)(b)	EUR	5,856	1,365,571
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 4.00%, 09/01/2029(a)	U.S.$	5,355	4,418,282
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.125%, 08/15/2026(a)	EUR	3,208	2,710,831
5.25%, 04/30/2025(a)	U.S.$	3,241	3,200,487
5.25%, 08/15/2027(a)(h)		1,966	987,915
Ball Corp. 6.00%, 06/15/2029		5,894	5,863,236
Bombardier, Inc. 7.25%, 07/01/2031(a)		3,007	3,015,500
7.875%, 04/15/2027(a)		2,397	2,387,293
8.75%, 11/15/2030(a)		5,839	6,210,231
Calderys Financing LLC 11.25%, 06/01/2028(a)		7,661	8,112,266
Crown Americas LLC 5.25%, 04/01/2030		890	848,501
Eco Material Technologies, Inc. 7.875%, 01/31/2027(a)		9,570	9,640,606
EnerSys 4.375%, 12/15/2027(a)		5,050	4,728,608
6.625%, 01/15/2032(a)		2,704	2,689,000
Enviri Corp. 5.75%, 07/31/2027(a)		5,339	4,997,620

18 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Esab Corp. 6.25%, 04/15/2029(a)	U.S.$	2,372	$2,363,899
F-Brasile SpA/F-Brasile US LLC Series XR 7.375%, 08/15/2026(a)		5,660	5,686,305
GFL Environmental, Inc. 6.75%, 01/15/2031(a)		1,891	1,907,510
Griffon Corp. 5.75%, 03/01/2028		300	288,879
Husky Injection Molding Systems Ltd./Titan Co-Borrower LLC 9.00%, 02/15/2029(a)		1,345	1,385,145
LSB Industries, Inc. 6.25%, 10/15/2028(a)(i)		5,922	5,613,438
Madison IAQ LLC 5.875%, 06/30/2029(a)		1,225	1,137,474
MIWD Holdco II LLC/MIWD Finance Corp. 5.50%, 02/01/2030(a)		197	178,258
Paprec Holding SA 7.25%, 11/17/2029(a)	EUR	1,797	2,043,013
Stericycle, Inc. 3.875%, 01/15/2029(a)	U.S.$	2,516	2,247,095
TK Elevator US Newco, Inc. 5.25%, 07/15/2027(a)		2,961	2,832,038
TransDigm, Inc. 4.625%, 01/15/2029		3,591	3,290,232
4.875%, 05/01/2029		3,750	3,453,668
6.75%, 08/15/2028(a)		13,387	13,442,443
7.125%, 12/01/2031(a)		7,533	7,682,629
Trinity Industries, Inc. 7.75%, 07/15/2028(a)		3,934	4,028,069
Triumph Group, Inc. 9.00%, 03/15/2028(a)		7,900	8,178,958

			126,935,000

Communications - Media – 6.4%
Altice Financing SA 5.75%, 08/15/2029(a)		11,729	8,880,938
AMC Networks, Inc. 4.25%, 02/15/2029		4,017	2,717,301
10.25%, 01/15/2029(a)		5,670	5,670,104
Arches Buyer, Inc. 6.125%, 12/01/2028(a)		1,056	867,905
Banijay Entertainment SASU 7.00%, 05/01/2029(a)	EUR	2,077	2,323,079
8.125%, 05/01/2029(a)	U.S.$	2,903	2,977,445

abfunds.com	AB HIGH INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 02/01/2031(a)	U.S.$	904	$709,626
4.25%, 01/15/2034(a)		995	721,239
4.50%, 08/15/2030(a)		23,087	18,764,476
4.50%, 06/01/2033(a)		13,907	10,459,300
4.75%, 03/01/2030(a)		1,939	1,612,509
4.75%, 02/01/2032(a)		25,772	20,238,255
6.375%, 09/01/2029(a)		5,119	4,688,165
7.375%, 03/01/2031(a)		1,638	1,554,593
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/2027(a)		583	540,732
CSC Holdings LLC 3.375%, 02/15/2031(a)		350	216,595
4.125%, 12/01/2030(a)		412	262,793
4.50%, 11/15/2031(a)		7,182	4,558,795
4.625%, 12/01/2030(a)		4,460	1,932,215
5.00%, 11/15/2031(a)		330	140,432
5.375%, 02/01/2028(a)		8,298	6,385,770
5.75%, 01/15/2030(a)		8,712	3,812,163
6.50%, 02/01/2029(a)		1,045	782,232
7.50%, 04/01/2028(a)		2,183	1,181,899
11.25%, 05/15/2028(a)		2,417	2,138,521
11.75%, 01/31/2029(a)		2,095	1,870,702
DISH DBS Corp. 5.125%, 06/01/2029		4,409	1,775,794
5.25%, 12/01/2026(a)		11,885	9,357,159
5.75%, 12/01/2028(a)		9,476	6,422,388
5.875%, 11/15/2024(h)		953	899,756
7.375%, 07/01/2028(h)		6,580	2,936,691
DISH Network Corp. 3.375%, 08/15/2026(j)		4,275	2,605,098
Gray Television, Inc. 5.375%, 11/15/2031(a)		6,031	3,614,271
iHeartCommunications, Inc. 5.25%, 08/15/2027(a)		5,920	4,337,039
LCPR Senior Secured Financing DAC 5.125%, 07/15/2029(a)		4,643	3,874,085
6.75%, 10/15/2027(a)		8,724	8,071,993
McGraw-Hill Education, Inc. 5.75%, 08/01/2028(a)		6,531	6,058,399
Paramount Global 6.375%, 03/30/2062		4,506	4,168,100
Radiate Holdco LLC/Radiate Finance, Inc. 4.50%, 09/15/2026(a)		5,030	3,842,161

20 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sinclair Television Group, Inc. 4.125%, 12/01/2030(a)	U.S.$	7,439	$5,113,386
5.50%, 03/01/2030(a)		1,834	1,270,550
Sirius XM Radio, Inc. 4.00%, 07/15/2028(a)		8,221	7,324,079
Univision Communications, Inc. 4.50%, 05/01/2029(a)		5,716	4,961,209
7.375%, 06/30/2030(a)		8,775	8,410,441
Urban One, Inc. 7.375%, 02/01/2028(a)		3,954	3,207,918
Ziggo Bond Co. BV 5.125%, 02/28/2030(a)(h)		4,106	3,410,652
Ziggo BV 4.875%, 01/15/2030(a)		900	786,988

			198,455,941

Communications - Telecommunications – 2.3%
Altice France Holding SA 4.00%, 02/15/2028(a)	EUR	1,210	311,553
6.00%, 02/15/2028(a)	U.S.$	1,308	384,133
10.50%, 05/15/2027(a)		9,715	3,467,559
Altice France SA/France 5.125%, 01/15/2029(a)		1,214	793,770
5.125%, 07/15/2029(a)		18,806	12,288,139
5.50%, 01/15/2028(a)		1,537	1,036,653
5.50%, 10/15/2029(a)		6,460	4,229,854
Consolidated Communications, Inc. 6.50%, 10/01/2028(a)		1,767	1,532,903
Embarq Corp. 7.995%, 06/01/2036		4,321	1,766,572
Frontier Communications Holdings LLC 8.625%, 03/15/2031(a)		2,925	2,954,136
Level 3 Financing, Inc. 3.75%, 07/15/2029(a)(h)		3,785	1,311,070
4.25%, 07/01/2028(a)		4,638	1,808,229
4.625%, 09/15/2027(a)		3,256	1,914,619
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)	EUR	3,490	3,632,393
Telecom Italia Capital SA 7.72%, 06/04/2038	U.S.$	6,995	6,517,398
United Group BV 3.625%, 02/15/2028(a)	EUR	752	749,424
4.00%, 11/15/2027(a)		1,816	1,855,099
4.625%, 08/15/2028(a)		344	350,737
6.75%, 02/15/2031(a)		2,127	2,325,062
8.13% (EURIBOR 3 Month + 4.25%), 02/01/2029(a)(k)		1,531	1,636,850

abfunds.com	AB HIGH INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vmed O2 UK Financing I PLC 4.25%, 01/31/2031(a)	U.S.$	900	$740,103
4.75%, 07/15/2031(a)		12,630	10,550,816
7.75%, 04/15/2032(a)		8,701	8,617,100

			70,774,172

Consumer Cyclical - Automotive – 2.7%
Allison Transmission, Inc. 5.875%, 06/01/2029(a)		3,279	3,204,167
Aston Martin Capital Holdings Ltd. 10.00%, 03/31/2029(a)		5,840	5,734,900
Dana, Inc. 4.25%, 09/01/2030		3,854	3,340,276
Exide Technologies 11.00%, 10/31/2024(c)(e)(f)(g)(l)		26,083	– 0	–
Goodyear Tire & Rubber Co. (The) 5.25%, 07/15/2031(h)		3,843	3,399,220
IHO Verwaltungs GmbH 4.75% (4.75% Cash or 5.50% PIK), 09/15/2026(a)(b)		1,869	1,806,568
6.00% (6.00% Cash or 6.75% PIK), 05/15/2027(a)(b)		7,306	7,177,281
8.75% (8.75% Cash or 9.50% PIK), 05/15/2028(a)(b)	EUR	1,751	2,008,616
Jaguar Land Rover Automotive PLC 5.875%, 01/15/2028(a)	U.S.$	4,095	3,958,113
Mclaren Finance PLC 7.50%, 08/01/2026(a)		9,232	8,058,798
PM General Purchaser LLC 9.50%, 10/01/2028(a)		5,980	6,059,254
Real Hero Merger Sub 2, Inc. 6.25%, 02/01/2029(a)		5,613	4,825,443
Tenneco, Inc. 8.00%, 11/17/2028(a)		8,316	7,789,742
Titan International, Inc. 7.00%, 04/30/2028		7,168	6,929,008
ZF Finance GmbH Series E 3.75%, 09/21/2028(a)	EUR	100	102,309
ZF North America Capital, Inc. 4.75%, 04/29/2025(a)	U.S.$	9,312	9,173,181
6.75%, 04/23/2030(a)		2,914	2,921,059
6.875%, 04/14/2028(a)		1,539	1,550,140
6.875%, 04/23/2032(a)		2,914	2,945,387
7.125%, 04/14/2030(a)		1,539	1,574,134

			82,557,596

22 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 2.6%
Carnival Corp. 4.00%, 08/01/2028(a)	U.S.$	8,433	$7,697,317
5.75%, 01/15/2030(a)	EUR	892	959,143
7.00%, 08/15/2029(a)	U.S.$	1,418	1,451,231
Cedar Fair LP 5.25%, 07/15/2029		30	28,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375%, 04/15/2027		30	29,155
Lindblad Expeditions LLC 6.75%, 02/15/2027(a)		1,512	1,498,720
Merlin Entertainments Group US Holdings, Inc. 7.375%, 02/15/2031(a)		3,024	3,037,229
Motion Bondco DAC 4.50%, 11/15/2027(a)	EUR	2,973	3,000,255
NCL Corp., Ltd. 5.875%, 03/15/2026(a)	U.S.$	4,909	4,807,841
5.875%, 02/15/2027(a)		1,300	1,269,579
8.125%, 01/15/2029(a)		3,062	3,189,858
8.375%, 02/01/2028(a)		1,042	1,086,745
Royal Caribbean Cruises Ltd. 5.375%, 07/15/2027(a)		6,220	6,052,292
5.50%, 08/31/2026(a)		5,098	5,002,250
5.50%, 04/01/2028(a)		20,172	19,645,004
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029(a)		4,269	3,934,622
Six Flags Entertainment Corp. 7.25%, 05/15/2031(a)		3,967	3,958,550
Viking Cruises Ltd. 5.875%, 09/15/2027(a)		2,430	2,355,282
7.00%, 02/15/2029(a)		6,171	6,146,730
9.125%, 07/15/2031(a)		3,056	3,276,200
VOC Escrow Ltd. 5.00%, 02/15/2028(a)		3,618	3,450,846

			81,876,849

Consumer Cyclical - Other – 3.6%
Adams Homes, Inc. 7.50%, 02/15/2025(a)		1,124	1,123,352
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 4.875%, 02/15/2030(a)		5,889	5,097,213
6.25%, 09/15/2027(a)		6,404	6,150,899

abfunds.com	AB HIGH INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Builders FirstSource, Inc. 6.375%, 06/15/2032(a)	U.S.$	2,339	$2,318,980
6.375%, 03/01/2034(a)		4,668	4,581,115
Caesars Entertainment, Inc. 7.00%, 02/15/2030(a)		4,502	4,534,335
Churchill Downs, Inc. 4.75%, 01/15/2028(a)		2,523	2,382,442
Cirsa Finance International SARL 6.50%, 03/15/2029(a)	EUR	1,375	1,495,455
Forestar Group, Inc. 3.85%, 05/15/2026(a)	U.S.$	2,881	2,736,031
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/2032(a)		6,167	5,182,478
5.875%, 04/01/2029(a)		4,497	4,440,677
6.125%, 04/01/2032(a)		2,576	2,540,456
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875%, 07/01/2031(a)		1,162	1,011,594
5.00%, 06/01/2029(a)		6,848	6,208,758
6.625%, 01/15/2032(a)		1,802	1,774,032
Installed Building Products, Inc. 5.75%, 02/01/2028(a)		838	812,819
Marriott Ownership Resorts, Inc. 4.50%, 06/15/2029(a)(h)		1,338	1,202,520
Mattamy Group Corp. 4.625%, 03/01/2030(a)		8,025	7,191,755
MGM Resorts International 4.75%, 10/15/2028		4,015	3,738,397
5.50%, 04/15/2027		4,386	4,276,347
Miller Homes Group Finco PLC 7.00%, 05/15/2029(a)	GBP	2,900	3,335,355
9.15% (EURIBOR 3 Month + 5.25%), 05/15/2028(a)(k)	EUR	2,233	2,380,183
Miter Brands Acquisition Holdco, Inc./MIWD Borrower LLC 6.75%, 04/01/2032(a)	U.S.$	1,314	1,304,968
Shea Homes LP/Shea Homes Funding Corp. 4.75%, 02/15/2028		3,292	3,089,598
4.75%, 04/01/2029		4,530	4,157,203
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 05/15/2025(a)		4,781	4,757,153
Taylor Morrison Communities, Inc. 5.125%, 08/01/2030(a)		328	305,421
5.75%, 01/15/2028(a)		304	296,066

24 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.875%, 06/15/2027(a)	U.S.$	294	$289,773
Travel & Leisure Co. 4.50%, 12/01/2029(a)		3,509	3,159,415
4.625%, 03/01/2030(a)		10,068	8,984,285
6.625%, 07/31/2026(a)		3,533	3,536,893
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(a)		2,353	2,282,257
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/2029(a)		5,631	5,226,169

			111,904,394

Consumer Cyclical - Restaurants – 0.2%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/2028(a)		4,965	4,583,581
4.00%, 10/15/2030(a)		1,843	1,587,880
4.375%, 01/15/2028(a)		83	77,337

			6,248,798

Consumer Cyclical - Retailers – 3.0%
Arko Corp. 5.125%, 11/15/2029(a)		4,612	3,714,234
Asbury Automotive Group, Inc. 4.625%, 11/15/2029(a)		3,398	3,078,577
5.00%, 02/15/2032(a)		340	302,195
Bath & Body Works, Inc. 6.625%, 10/01/2030(a)		2,465	2,464,415
6.75%, 07/01/2036		1,479	1,442,515
6.875%, 11/01/2035		9,394	9,330,116
Beacon Roofing Supply, Inc. 6.50%, 08/01/2030(a)		1,082	1,080,324
Carvana Co. 5.50%, 04/15/2027(a)		1,469	1,155,515
12.00%, 12/01/2028(a)(b)(i)		3,582	3,502,547
CT Investment GmbH 6.375%, 04/15/2030(a)	EUR	1,681	1,798,854
FirstCash, Inc. 6.875%, 03/01/2032(a)	U.S.$	6,830	6,753,564
Foundation Building Materials, Inc. 6.00%, 03/01/2029(a)		1,246	1,099,081
Global Auto Holdings Ltd/AAG FH UK Ltd. 8.375%, 01/15/2029(a)		4,943	4,730,156
8.75%, 01/15/2032(a)		3,363	3,170,416
Group 1 Automotive, Inc. 4.00%, 08/15/2028(a)		419	381,664
Kontoor Brands, Inc. 4.125%, 11/15/2029(a)		3,885	3,474,053

abfunds.com	AB HIGH INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LCM Investments Holdings II LLC 4.875%, 05/01/2029(a)	U.S.$	330	$301,413
8.25%, 08/01/2031(a)		3,312	3,443,759
Michaels Cos., Inc. (The) 5.25%, 05/01/2028(a)		4,220	3,573,201
7.875%, 05/01/2029(a)		4,330	3,164,863
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/2026(a)		2,793	2,774,673
Penske Automotive Group, Inc. 3.75%, 06/15/2029		1,215	1,067,095
PetSmart, Inc./PetSmart Finance Corp. 7.75%, 02/15/2029(a)		3,529	3,353,819
Sonic Automotive, Inc. 4.625%, 11/15/2029(a)		6,301	5,639,764
4.875%, 11/15/2031(a)		525	458,331
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/2026(a)		4,261	4,223,253
Staples, Inc. 7.50%, 04/15/2026(a)		8,741	8,393,789
10.75%, 04/15/2027(a)		2,830	2,592,781
White Cap Buyer LLC 6.875%, 10/15/2028(a)		2,257	2,180,410
William Carter Co. (The) 5.625%, 03/15/2027(a)		2,291	2,227,414
Wolverine World Wide, Inc. 4.00%, 08/15/2029(a)		798	637,604

			91,510,395

Consumer Non-Cyclical – 7.1%
AdaptHealth LLC 5.125%, 03/01/2030(a)		2,000	1,702,965
6.125%, 08/01/2028(a)		132	123,702
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 4.625%, 01/15/2027(a)		3,290	3,143,193
4.875%, 02/15/2030(a)		2,263	2,109,730
5.875%, 02/15/2028(a)		1,997	1,955,857
6.50%, 02/15/2028(a)		6,117	6,110,631
Bausch & Lomb Corp. 8.375%, 10/01/2028(a)		8,167	8,429,475
Bausch Health Cos., Inc. 4.875%, 06/01/2028(a)		10,910	7,045,518
6.25%, 02/15/2029(a)		4,938	2,153,912
CAB SELAS 3.375%, 02/01/2028(a)	EUR	4,859	4,540,219
Cheplapharm Arzneimittel GmbH 7.50%, 05/15/2030(a)		3,400	3,802,519

26 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CHS/Community Health Systems, Inc. 4.75%, 02/15/2031(a)	U.S.$	1,291	$1,008,923
5.625%, 03/15/2027(a)		697	638,442
6.00%, 01/15/2029(a)		11,502	10,041,668
6.125%, 04/01/2030(a)		7,452	5,270,628
6.875%, 04/01/2028(a)		1,066	734,300
8.00%, 03/15/2026(a)		1,119	1,114,059
DaVita, Inc. 3.75%, 02/15/2031(a)		2,173	1,789,391
4.625%, 06/01/2030(a)		14,428	12,653,368
Elanco Animal Health, Inc. 6.65%, 08/28/2028(i)		8,293	8,286,126
Embecta Corp. 5.00%, 02/15/2030(a)		10,568	8,147,565
Emergent BioSolutions, Inc. 3.875%, 08/15/2028(a)		5,910	2,976,018
Endo Finance Holdings, Inc. 8.50%, 04/15/2031(a)		3,735	3,792,963
Fortrea Holdings, Inc. 7.50%, 07/01/2030(a)		1,476	1,494,720
Grifols SA 3.20%, 05/01/2025(a)	EUR	1,510	1,603,889
3.875%, 10/15/2028(a)		10,342	8,722,826
4.75%, 10/15/2028(a)(h)	U.S.$	3,745	3,011,200
Gruenenthal GmbH 4.125%, 05/15/2028(a)	EUR	3,456	3,556,076
Iceland Bondco PLC 9.40% (EURIBOR 3 Month + 5.50%), 12/15/2027(a)(k)		1,447	1,542,865
10.875%, 12/15/2027(a)	GBP	430	550,278
IQVIA, Inc. 2.25%, 03/15/2029(a)	EUR	3,082	2,982,544
6.50%, 05/15/2030(a)	U.S.$	898	903,469
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. 7.00%, 12/31/2027(a)		8,625	8,329,378
Lamb Weston Holdings, Inc. 4.125%, 01/31/2030(a)		3,671	3,271,699
Medline Borrower LP 3.875%, 04/01/2029(a)		6,982	6,250,635
5.25%, 10/01/2029(a)		14,103	13,132,227
ModivCare Escrow Issuer, Inc. 5.00%, 10/01/2029(a)		3,280	2,285,039
ModivCare, Inc. 5.875%, 11/15/2025(a)		249	242,976
Neogen Food Safety Corp. 8.625%, 07/20/2030(a)		3,395	3,578,121

abfunds.com	AB HIGH INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Newell Brands, Inc. 4.875%, 06/01/2025	U.S.$	748	$736,167
5.70%, 04/01/2026(i)		736	725,173
6.375%, 09/15/2027		1,346	1,320,756
7.00%, 04/01/2046(i)		1,969	1,598,829
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.125%, 04/30/2028(a)		4,780	4,355,030
5.125%, 04/30/2031(a)		7,607	6,579,404
Performance Food Group, Inc. 4.25%, 08/01/2029(a)		328	293,958
Perrigo Finance Unlimited Co. 4.375%, 03/15/2026		295	285,628
Post Holdings, Inc. 4.50%, 09/15/2031(a)		5,969	5,257,431
4.625%, 04/15/2030(a)		414	373,646
6.25%, 02/15/2032(a)		1,216	1,201,089
Primo Water Holdings, Inc. 4.375%, 04/30/2029(a)		9,327	8,505,250
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.75%, 12/01/2026(a)		6,224	6,194,857
Spectrum Brands, Inc. 3.875%, 03/15/2031(a)(h)		3,861	3,620,006
Surgery Center Holdings, Inc. 7.25%, 04/15/2032(a)		3,065	3,060,488
Tenet Healthcare Corp. 6.125%, 06/15/2030		1,026	1,010,814
Triton Water Holdings, Inc. 6.25%, 04/01/2029(a)		3,651	3,274,663
US Acute Care Solutions LLC 6.375%, 03/01/2026(a)		10,570	10,680,677
US Foods, Inc. 4.75%, 02/15/2029(a)		314	293,097
6.875%, 09/15/2028(a)		282	284,895

			218,680,972

Energy – 7.2%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, 06/15/2029(a)		290	276,826
5.75%, 03/01/2027(a)		280	275,131
5.75%, 01/15/2028(a)		350	342,763
Berry Petroleum Co. LLC 7.00%, 02/15/2026(a)		1,215	1,204,083
Buckeye Partners LP 3.95%, 12/01/2026		30	28,244
4.125%, 03/01/2025(a)		30	29,432

28 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CITGO Petroleum Corp. 6.375%, 06/15/2026(a)	U.S.$	2,387	$2,388,164
7.00%, 06/15/2025(a)		9,430	9,421,491
Civitas Resources, Inc. 5.00%, 10/15/2026(a)		3,111	3,011,586
8.375%, 07/01/2028(a)		5,057	5,276,765
8.625%, 11/01/2030(a)		1,307	1,394,745
8.75%, 07/01/2031(a)		4,169	4,429,631
CNX Resources Corp. 6.00%, 01/15/2029(a)		1,665	1,616,797
7.25%, 03/01/2032(a)		2,660	2,670,257
7.375%, 01/15/2031(a)		350	354,661
Comstock Resources, Inc. 6.75%, 03/01/2029(a)		1,289	1,229,103
Crescent Energy Finance LLC 7.625%, 04/01/2032(a)		2,699	2,710,025
9.25%, 02/15/2028(a)		2,282	2,411,555
Encino Acquisition Partners Holdings LLC 8.50%, 05/01/2028(a)		6,469	6,544,275
EnLink Midstream Partners LP Series C 9.70% (CME Term SOFR 3 Month + 4.37%), 05/31/2024(k)(m)		12,323	12,139,005
EQM Midstream Partners LP 4.50%, 01/15/2029(a)		4,253	3,934,410
6.375%, 04/01/2029(a)		1,154	1,145,239
Genesis Energy LP/Genesis Energy Finance Corp. 6.25%, 05/15/2026		1,230	1,220,269
7.75%, 02/01/2028		5,793	5,790,601
8.00%, 01/15/2027		2,883	2,915,618
Global Partners LP/GLP Finance Corp. 6.875%, 01/15/2029		6,162	6,029,324
7.00%, 08/01/2027		2,149	2,133,395
Gulfport Energy Corp. 8.00%, 05/17/2026(a)		3,335	3,382,817
8.00%, 05/17/2026		20	20,149
Hess Midstream Operations LP 4.25%, 02/15/2030(a)		4,243	3,836,196
5.125%, 06/15/2028(a)		2,208	2,112,958
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 02/01/2029(a)		1,324	1,275,429
6.00%, 02/01/2031(a)		1,772	1,697,240
6.25%, 04/15/2032(a)		318	307,947
8.375%, 11/01/2033(a)		5,423	5,819,413
Howard Midstream Energy Partners LLC 8.875%, 07/15/2028(a)		2,565	2,684,568

abfunds.com	AB HIGH INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ITT Holdings LLC 6.50%, 08/01/2029(a)	U.S.$	10,492	$9,487,151
Kodiak Gas Services LLC 7.25%, 02/15/2029(a)		1,279	1,293,198
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026(a)		10,225	10,205,373
Nabors Industries Ltd. 7.25%, 01/15/2026(a)		1,898	1,879,615
7.50%, 01/15/2028(a)(h)		3,831	3,631,125
Nabors Industries, Inc. 7.375%, 05/15/2027(a)		1,294	1,282,323
New Fortress Energy, Inc. 6.50%, 09/30/2026(a)		5,050	4,833,839
6.75%, 09/15/2025(a)		4,202	4,153,362
8.75%, 03/15/2029(a)		7,202	7,022,362
NGL Energy Operating LLC/NGL Energy Finance Corp. 8.125%, 02/15/2029(a)		4,536	4,612,121
8.375%, 02/15/2032(a)		4,536	4,607,969
NuStar Logistics LP 5.625%, 04/28/2027		300	293,703
5.75%, 10/01/2025		300	298,582
6.00%, 06/01/2026		300	298,134
6.375%, 10/01/2030		873	864,509
Solaris Midstream Holdings LLC 7.625%, 04/01/2026(a)		4,331	4,351,157
Southwestern Energy Co. 5.375%, 02/01/2029		1,481	1,420,756
8.375%, 09/15/2028		153	158,057
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 9.50%, 10/15/2026(a)(i)		4,301	4,389,569
Sunoco LP 7.00%, 05/01/2029(a)		3,266	3,316,505
7.25%, 05/01/2032(a)		3,600	3,656,259
Sunoco LP/Sunoco Finance Corp. 4.50%, 05/15/2029		944	862,304
4.50%, 04/30/2030		300	270,316
5.875%, 03/15/2028		1,917	1,878,118
7.00%, 09/15/2028(a)		283	286,499
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.00%, 12/31/2030(a)		614	577,742
6.00%, 09/01/2031(a)		269	250,445
Talos Production, Inc. 9.00%, 02/01/2029(a)		1,792	1,890,826
9.375%, 02/01/2031(a)		2,128	2,271,320

30 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transocean Aquila Ltd. 8.00%, 09/30/2028(a)	U.S.$	3,908	$3,974,802
Transocean, Inc. 8.75%, 02/15/2030(a)		1,703	1,776,276
Venture Global Calcasieu Pass LLC 3.875%, 08/15/2029(a)		332	293,159
3.875%, 11/01/2033(a)		3,171	2,600,079
4.125%, 08/15/2031(a)		3,394	2,971,533
6.25%, 01/15/2030(a)		7,175	7,103,417
Venture Global LNG, Inc. 8.125%, 06/01/2028(a)		5,462	5,587,515
8.375%, 06/01/2031(a)		5,455	5,599,952
9.50%, 02/01/2029(a)		2,769	2,977,119
9.875%, 02/01/2032(a)		8,379	8,936,750

			224,223,953

Other Industrial – 0.5%
American Builders & Contractors Supply Co., Inc. 4.00%, 01/15/2028(a)		361	332,297
Dealer Tire LLC/DT Issuer LLC 8.00%, 02/01/2028(a)		8,346	8,206,823
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		8,626	6,901
Ritchie Bros Holdings, Inc. 6.75%, 03/15/2028(a)		2,847	2,875,906
7.75%, 03/15/2031(a)		2,629	2,727,325

			14,149,252

Services – 3.4%
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.00%, 06/01/2029(a)		1,397	1,188,842
9.75%, 07/15/2027(a)		4,763	4,745,204
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 3.625%, 06/01/2028(a)	EUR	1,105	1,080,688
4.625%, 06/01/2028(a)	U.S.$	13,022	11,695,504
4.875%, 06/01/2028(a)	GBP	3,580	4,003,175
ANGI Group LLC 3.875%, 08/15/2028(a)	U.S.$	8,847	7,504,829
APX Group, Inc. 5.75%, 07/15/2029(a)		7,313	6,792,452
6.75%, 02/15/2027(a)		2,503	2,488,657
Aramark Services, Inc. 5.00%, 02/01/2028(a)		3,832	3,642,208
Cars.com, Inc. 6.375%, 11/01/2028(a)		4,403	4,208,905

abfunds.com	AB HIGH INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Garda World Security Corp. 4.625%, 02/15/2027(a)	U.S.$	1,684	$1,602,130
7.75%, 02/15/2028(a)		4,912	4,966,225
9.50%, 11/01/2027(a)		495	492,656
Korn Ferry 4.625%, 12/15/2027(a)		2,404	2,279,637
Millennium Escrow Corp. 6.625%, 08/01/2026(a)		5,653	3,250,870
Monitronics International, Inc. 9.125%, 04/01/2020(c)(d)(e)(f)(l)		6,914	– 0	–
MPH Acquisition Holdings LLC 5.50%, 09/01/2028(a)		3,721	3,034,455
5.75%, 11/01/2028(a)		9,782	7,194,385
Neptune Bidco US, Inc. 9.29%, 04/15/2029(a)		7,757	7,322,202
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.25%, 01/15/2028(a)		12,261	11,984,380
Techem Verwaltungsgesellschaft 675 mbH 5.375%, 07/15/2029(a)	EUR	3,382	3,624,383
Wand NewCo 3, Inc. 7.625%, 01/30/2032(a)	U.S.$	2,584	2,632,474
WASH Multifamily Acquisition, Inc. 5.75%, 04/15/2026(a)		265	257,041
ZipRecruiter, Inc. 5.00%, 01/15/2030(a)		9,092	8,004,334

			103,995,636

Technology – 2.6%
AthenaHealth Group, Inc. 6.50%, 02/15/2030(a)		7,398	6,664,384
Entegris, Inc. 5.95%, 06/15/2030(a)		7,475	7,280,549
Gen Digital, Inc. 6.75%, 09/30/2027(a)		4,989	5,007,730
7.125%, 09/30/2030(a)		2,161	2,185,477
GoTo Group, Inc. 5.50%, 05/01/2028(a)		4,547	3,398,534
Imola Merger Corp. 4.75%, 05/15/2029(a)		2,868	2,640,558
NCR Voyix Corp. 5.125%, 04/15/2029(a)		5,205	4,783,331
Playtika Holding Corp. 4.25%, 03/15/2029(a)		5,315	4,571,806
Presidio Holdings, Inc. 4.875%, 02/01/2027(a)		302	301,499
8.25%, 02/01/2028(a)		7,310	7,390,410

32 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Rackspace Finance LLC 3.50%, 05/15/2028(a)	U.S.$	11,101	$4,599,094
Rocket Software, Inc. 9.00%, 11/28/2028(a)		5,150	5,168,461
Seagate HDD Cayman 8.25%, 12/15/2029(a)		5,469	5,792,316
8.50%, 07/15/2031(a)		5,795	6,176,597
Veritas US, Inc./Veritas Bermuda Ltd. 7.50%, 09/01/2025(a)		8,701	7,905,170
Virtusa Corp. 7.125%, 12/15/2028(a)		3,521	3,164,537
Western Digital Corp. 4.75%, 02/15/2026		4,600	4,477,243

			81,507,696

Transportation - Airlines – 0.7%
American Airlines, Inc. 7.25%, 02/15/2028(a)		1,290	1,295,295
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		7,173	7,092,244
5.75%, 04/20/2029(a)		3,586	3,463,575
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026(a)		5,497	5,162,149
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025(a)		5,914	4,627,647
United Airlines, Inc. 4.625%, 04/15/2029(a)		1,152	1,062,351

			22,703,261

Transportation - Services – 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.75%, 04/01/2028(a)		6,655	5,887,823
5.375%, 03/01/2029(a)		1,323	1,181,164
5.75%, 07/15/2027(a)		1,477	1,403,673
8.00%, 02/15/2031(a)		1,972	1,887,848
BCP V Modular Services Finance PLC 6.75%, 11/30/2029(a)	EUR	5,428	5,040,328
BCP V Modular Services Finance II PLC 4.75%, 11/30/2028(a)		538	539,799
Boels Topholding BV 5.75%, 05/15/2030(a)		2,472	2,641,673
6.25%, 02/15/2029(a)		2,623	2,884,222
Hertz Corp. (The) 4.625%, 12/01/2026(a)	U.S.$	4,749	3,680,611
5.00%, 12/01/2029(a)(h)		10,055	6,938,820

abfunds.com	AB HIGH INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Loxam SAS 6.375%, 05/31/2029(a)	EUR	1,153	$1,271,181

			33,357,142

			1,577,389,065

Financial Institutions – 5.6%
Banking – 0.3%
Ally Financial, Inc. Series C 4.70%, 05/15/2028(m)	U.S.$	993	768,435
Bread Financial Holdings, Inc. 7.00%, 01/15/2026(a)		1,577	1,582,263
9.75%, 03/15/2029(a)		5,284	5,496,153

			7,846,851

Brokerage – 0.6%
AG Issuer LLC 6.25%, 03/01/2028(a)		3,644	3,527,205
AG TTMT Escrow Issuer LLC 8.625%, 09/30/2027(a)		1,167	1,202,018
Aretec Group, Inc. 7.50%, 04/01/2029(a)		67	63,176
10.00%, 08/15/2030(a)		5,904	6,414,303
Osaic Holdings, Inc. 10.75%, 08/01/2027(a)		6,141	6,357,579

			17,564,281

Finance – 2.1%
Castlelake Aviation Finance DAC 5.00%, 04/15/2027(a)		4,612	4,437,445
CNG Holdings, Inc. 14.50%, 06/30/2026(a)		4,422	3,670,257
Curo Group Holdings Corp. 7.50%, 08/01/2028(f)(g)(n)		13,768	3,292,830
Curo SPV LLC 18.00%, 08/02/2027(c)(e)		5,731	5,730,817
Encore Capital Group, Inc. 4.875%, 10/15/2025(a)	EUR	1,440	1,515,792
9.25%, 04/01/2029(a)	U.S.$	3,332	3,406,903
Enova International, Inc. 8.50%, 09/15/2025(a)		6,750	6,734,848
11.25%, 12/15/2028(a)		2,594	2,756,195
GGAM Finance Ltd. 7.75%, 05/15/2026(a)		2,431	2,473,236
8.00%, 02/15/2027(a)		3,909	4,014,344
8.00%, 06/15/2028(a)		3,918	4,034,788
goeasy Ltd. 7.625%, 07/01/2029(a)		1,862	1,863,367
9.25%, 12/01/2028(a)		3,755	3,970,883

34 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028(a)	U.S.$	6,174	$5,555,264
Navient Corp. 4.875%, 03/15/2028		6,959	6,294,033
5.00%, 03/15/2027		1,471	1,388,227
5.625%, 08/01/2033		1,834	1,458,302
6.75%, 06/25/2025		2,395	2,389,101
SLM Corp. 3.125%, 11/02/2026		1,440	1,335,668

			66,322,300

Insurance – 1.0%
Acrisure LLC/Acrisure Finance, Inc. 4.25%, 02/15/2029(a)		328	294,241
8.25%, 02/01/2029(a)		3,788	3,761,494
AmWINS Group, Inc. 6.375%, 02/15/2029(a)		1,743	1,723,519
Ardonagh Finco Ltd. 6.875%, 02/15/2031(a)	EUR	1,299	1,337,642
7.75%, 02/15/2031(a)	U.S.$	2,171	2,135,076
Ardonagh Group Finance Ltd. 8.875%, 02/15/2032(a)		1,519	1,486,047
AssuredPartners, Inc. 5.625%, 01/15/2029(a)		1,000	911,892
Howden UK Refinance PLC/Howden UK Refinance 2 PLC/Howden US Refinance LLC 7.25%, 02/15/2031(a)		1,999	1,970,034
8.125%, 02/15/2032(a)		646	637,171
HUB International Ltd. 7.25%, 06/15/2030(a)		5,570	5,657,955
7.375%, 01/31/2032(a)		2,719	2,702,972
Panther Escrow Issuer LLC 7.125%, 06/01/2031(a)		8,963	9,009,667

			31,627,710

Other Finance – 0.5%
Armor Holdco, Inc. 8.50%, 11/15/2029(a)		8,586	7,987,193
Coinbase Global, Inc. 3.375%, 10/01/2028(a)		5,564	4,668,506
3.625%, 10/01/2031(a)		2,379	1,860,488

			14,516,187

REITs – 1.1%
Aedas Homes Opco SL 4.00%, 08/15/2026(a)	EUR	8,700	9,124,043
Agps Bondco PLC 5.50%, 11/13/2026(a)(i)		1,200	473,857

abfunds.com	AB HIGH INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.50%, 04/01/2027(a)	U.S.$	5,028	$4,498,856
Five Point Operating Co. LP/Five Point Capital Corp. 10.50%, 01/15/2028(a)(h)(i)		3,985	4,078,522
Iron Mountain, Inc. 4.875%, 09/15/2027(a)		602	574,300
5.25%, 07/15/2030(a)		300	278,665
Office Properties Income Trust 3.45%, 10/15/2031		3,882	1,604,281
Service Properties Trust 8.625%, 11/15/2031(a)		3,569	3,767,314
Via Celere Desarrollos Inmobiliarios SA 5.25%, 04/01/2026(a)	EUR	5,665	5,943,787
Vivion Investments SARL 3.00%, 08/08/2024(a)		2,500	2,579,579
Series E 7.90%, 02/28/2029(a)(b)(i)		2,417	2,177,368

			35,100,572

			172,977,901

Utility – 0.5%
Electric – 0.5%
NRG Energy, Inc. 3.375%, 02/15/2029(a)	U.S.$	340	298,544
3.625%, 02/15/2031(a)		340	288,122
3.875%, 02/15/2032(a)		694	584,908
5.25%, 06/15/2029(a)		300	284,039
10.25%, 03/15/2028(a)(m)		3,572	3,844,001
Vistra Corp. 7.00%, 12/15/2026(a)(m)		3,713	3,644,075
8.00%, 10/15/2026(a)(m)		4,495	4,540,922
Vistra Operations Co. LLC 4.375%, 05/01/2029(a)		326	297,187
5.00%, 07/31/2027(a)		300	285,505
5.625%, 02/15/2027(a)		300	291,859

			14,359,162

Natural Gas – 0.0%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.75%, 05/20/2027		710	689,480

			15,048,642

Total Corporates - Non-Investment Grade (cost $1,921,595,790)			1,765,415,608

36 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 19.4%
Financial Institutions – 9.6%
Banking – 7.1%
AIB Group PLC 7.58%, 10/14/2026(a)	U.S.$	5,343	$5,453,488
Ally Financial, Inc. 6.85%, 01/03/2030		1,494	1,509,047
8.00%, 11/01/2031		1,002	1,085,385
Series B 4.70%, 05/15/2026(m)		14,614	12,393,957
Banco Bilbao Vizcaya Argentaria SA 6.03%, 03/13/2035		4,600	4,512,979
Banco de Credito del Peru SA 5.85%, 01/11/2029(a)		2,106	2,080,047
Banco Santander SA 3.225%, 11/22/2032		200	161,827
6.35%, 03/14/2034		2,200	2,155,128
6.92%, 08/08/2033		7,200	7,356,271
9.625%, 05/21/2033(m)		5,000	5,337,703
Bank of America Corp. 2.97%, 02/04/2033		4,583	3,778,231
Series B 8.05%, 06/15/2027		8,700	9,221,524
Bank of Ireland Group PLC 5.60%, 03/20/2030(a)		2,963	2,902,633
Barclays PLC 5.69%, 03/12/2030		264	260,789
6.125%, 12/15/2025(m)		12,590	12,128,137
7.12%, 06/27/2034		2,695	2,785,242
BNP Paribas SA 4.625%, 02/25/2031(a)(m)		6,256	5,000,560
BPCE SA 6.51%, 01/18/2035(a)		4,495	4,461,096
CaixaBank SA 6.04%, 06/15/2035(a)		3,146	3,076,570
6.84%, 09/13/2034(a)		4,443	4,593,378
Capital One Financial Corp. 6.05%, 02/01/2035		2,379	2,339,793
7.62%, 10/30/2031		4,386	4,719,683
Citigroup, Inc. 2.56%, 05/01/2032		5,407	4,407,009
5.83%, 02/13/2035		6,057	5,840,821
Series AA 7.625%, 11/15/2028(m)		2,136	2,207,013
Credit Agricole SA 8.125%, 12/23/2025(a)(m)		1,591	1,613,559

abfunds.com	AB HIGH INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Deutsche Bank AG/New York NY 7.08%, 02/10/2034	U.S.$	4,299	$4,285,604
7.15%, 07/13/2027		2,202	2,246,290
Goldman Sachs Group, Inc. (The) 2.615%, 04/22/2032		5,097	4,175,434
Series P 8.44% (SOFR + 3.14%), 05/31/2024(k)(m)		5,721	5,715,217
HSBC Holdings PLC 4.60%, 12/17/2030(m)		986	812,318
4.76%, 03/29/2033		3,458	3,131,665
6.375%, 03/30/2025(m)		418	412,775
8.11%, 11/03/2033		6,060	6,750,546
Intesa Sanpaolo SpA 4.20%, 06/01/2032(a)		390	318,914
4.95%, 06/01/2042(a)		1,000	721,159
5.02%, 06/26/2024(a)		3,198	3,189,603
5.71%, 01/15/2026(a)		1,145	1,128,820
6.625%, 06/20/2033(a)		3,768	3,795,947
7.20%, 11/28/2033(a)		2,389	2,500,906
JPMorgan Chase & Co. 2.96%, 01/25/2033		3,724	3,098,102
Series Q 8.82% (SOFR + 3.51%), 05/01/2024(k)(m)		4,444	4,444,000
Series R 8.87% (SOFR + 3.56%), 05/01/2024(k)(m)		323	323,000
Lloyds Banking Group PLC 7.50%, 06/27/2024(m)		798	799,201
7.50%, 09/27/2025(m)		4,748	4,706,620
7.95%, 11/15/2033		2,680	2,946,628
Morgan Stanley 5.42%, 07/21/2034		3,001	2,912,631
Series G 2.24%, 07/21/2032		5,576	4,431,261
NatWest Group PLC 6.475%, 06/01/2034		2,066	2,075,681
PNC Financial Services Group, Inc. (The) Series R 8.64% (CME Term SOFR 3 Month + 3.30%), 06/01/2024(k)(m)		985	985,309
Santander Holdings USA, Inc. 6.17%, 01/09/2030		2,574	2,565,608
6.565%, 06/12/2029		2,121	2,151,745
7.66%, 11/09/2031		524	560,021
Societe Generale SA 5.52%, 01/19/2028(a)		12,052	11,856,503

38 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Standard Chartered PLC 6.17%, 01/09/2027(a)	U.S.$	1,187	$1,189,912
6.19%, 07/06/2027(a)		619	621,409
7.10% (CME Term SOFR 3 Month + 1.51%), 01/30/2027(a)(h)(k)(m)		3,500	3,309,962
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(m)		600	594,790
Truist Financial Corp. Series L 8.69% (CME Term SOFR 3 Month + 3.36%), 12/15/2024(k)(m)		5,127	5,187,736
UBS Group AG 6.37%, 07/15/2026(a)		2,253	2,260,612
7.00%, 02/19/2025(a)(m)		6,302	6,278,368
9.25%, 11/13/2028(a)(m)		895	955,619
9.25%, 11/13/2033(a)(m)		812	893,200
UniCredit SpA 1.98%, 06/03/2027(a)		3,605	3,319,744
Wells Fargo & Co. 7.625%, 09/15/2028(m)		450	469,902

			219,504,632

Finance – 1.2%
Air Lease Corp. Series B 4.65%, 06/15/2026(m)		5,818	5,470,271
Aircastle Ltd. 2.85%, 01/26/2028(a)		1,274	1,133,534
5.25%, 06/15/2026(a)(m)		2,705	2,575,943
5.95%, 02/15/2029(a)		1,925	1,895,166
Aviation Capital Group LLC 4.125%, 08/01/2025(a)		2,077	2,020,541
4.875%, 10/01/2025(a)		1,585	1,554,115
6.375%, 07/15/2030(a)		3,889	3,941,188
6.75%, 10/25/2028(a)		3,964	4,078,885
Huarong Finance 2017 Co., Ltd. 4.75%, 04/27/2027(a)		751	705,001
Series E 4.25%, 11/07/2027(a)		270	245,278
Huarong Finance 2019 Co., Ltd. Series E 3.25%, 11/13/2024(a)		708	693,613
3.75%, 05/29/2024(a)		412	410,150
Huarong Finance II Co., Ltd. Series E 4.625%, 06/03/2026(a)		2,519	2,399,347
4.875%, 11/22/2026(a)		710	673,834
5.50%, 01/16/2025(a)		3,149	3,108,063

abfunds.com	AB HIGH INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ILFC E-Capital Trust II 7.395% (CME Term SOFR 3 Month + 2.06%), 12/21/2065(a)(k)	U.S.$	1,500	$1,187,670
JBS USA Holding Lux Sarl/JBS USA Food Co/JBS Lux Co. SARL 6.75%, 03/15/2034(a)		4,861	4,955,463

			37,048,062

Insurance – 1.1%
Liberty Mutual Group, Inc. 7.80%, 03/15/2037(a)		12,355	12,814,852
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		9,269	9,797,655
MetLife, Inc. 10.75%, 08/01/2039		1,745	2,306,943
Nationwide Mutual Insurance Co. 7.88% (CME Term SOFR 3 Month + 2.29%), 12/15/2024(a)(k)		5,000	5,015,424
Swiss RE Subordinated Finance PLC 5.70%, 04/05/2035(a)		4,600	4,446,059

			34,380,933

REITs – 0.2%
Newmark Group, Inc. 7.50%, 01/12/2029(a)		741	748,579
Trust Fibra Uno 4.87%, 01/15/2030(a)		4,994	4,343,072

			5,091,651

			296,025,278

Industrial – 9.0%
Basic – 0.8%
AngloGold Ashanti Holdings PLC 3.375%, 11/01/2028		1,945	1,739,802
Celulosa Arauco y Constitucion SA 4.25%, 04/30/2029(a)		863	782,741
Freeport Indonesia PT 4.76%, 04/14/2027(a)		696	672,204
Glencore Funding LLC 5.63%, 04/04/2034(a)		6,131	5,932,099
6.50%, 10/06/2033(a)		4,237	4,367,018
Inversiones CMPC SA 6.125%, 02/26/2034(a)		675	663,768
Nexa Resources SA 6.50%, 01/18/2028(a)		2,179	2,181,081
6.75%, 04/09/2034(a)		2,633	2,645,488
OCP SA 6.75%, 05/02/2034(a)		1,492	1,469,993

40 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Olin Corp. 5.125%, 09/15/2027	U.S.$	540	$521,524
5.625%, 08/01/2029		1,167	1,124,997
Sociedad Quimica y Minera de Chile SA 6.50%, 11/07/2033(a)		1,635	1,643,175

			23,743,890

Capital Goods – 0.5%
Boeing Co. (The) 3.25%, 02/01/2028		334	301,708
3.625%, 02/01/2031		1,906	1,638,140
5.15%, 05/01/2030		1,666	1,579,584
6.30%, 05/01/2029(a)		903	906,556
6.53%, 05/01/2034(a)		2,098	2,113,492
Embraer Netherlands Finance BV 5.40%, 02/01/2027		8,145	8,020,280
Regal Rexnord Corp. 6.30%, 02/15/2030(a)		852	856,547
St. Marys Cement, Inc. Canada 5.75%, 04/02/2034(a)		665	650,083
Textron Financial Corp. 7.30% (CME Term SOFR 3 Month + 2.00%), 02/15/2042(a)(k)		125	107,918

			16,174,308

Communications - Media – 1.1%
DIRECTV Financing LLC 8.875%, 02/01/2030(a)		2,829	2,749,825
DIRECTV Financing LLC/Directv Financing Co-Obligor, Inc. 5.875%, 08/15/2027(a)		8,766	8,165,571
Paramount Global 4.20%, 06/01/2029		1,024	908,833
4.20%, 05/19/2032		3,016	2,465,598
4.95%, 01/15/2031		2,053	1,806,390
5.50%, 05/15/2033		1,847	1,594,823
6.875%, 04/30/2036		2,053	1,913,095
7.875%, 07/30/2030		1,973	2,039,698
Prosus NV 3.06%, 07/13/2031(a)		5,469	4,402,545
4.03%, 08/03/2050(a)		1,341	849,859
Warnermedia Holdings, Inc. 4.28%, 03/15/2032		4,985	4,297,227
Weibo Corp. 3.375%, 07/08/2030		1,896	1,624,739

			32,818,203

abfunds.com	AB HIGH INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

			Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
Sprint LLC 7.625%, 03/01/2026		U.S.$	137	$140,544
Xiaomi Best Time International Ltd. 3.375%, 04/29/2030(a)			2,112	1,838,100

				1,978,644

Consumer Cyclical - Automotive – 2.3%
Ford Motor Co. 3.25%, 02/12/2032			14,888	11,999,718
Ford Motor Credit Co. LLC 2.70%, 08/10/2026			388	360,183
4.95%, 05/28/2027			3,213	3,103,565
5.11%, 05/03/2029			1,800	1,714,978
6.80%, 05/12/2028			4,854	4,953,033
7.35%, 11/04/2027			7,208	7,453,951
General Motors Financial Co., Inc. 2.35%, 01/08/2031			1,925	1,546,618
2.70%, 06/10/2031			6,281	5,090,577
3.60%, 06/21/2030			962	846,835
5.75%, 02/08/2031			759	749,886
5.95%, 04/04/2034			35	34,248
6.40%, 01/09/2033			6,351	6,467,380
Harley-Davidson Financial Services, Inc. 6.50%, 03/10/2028(a)			13,050	13,181,556
Hyundai Capital America 6.10%, 09/21/2028(a)			6,290	6,365,147
Nissan Motor Acceptance Co. LLC 1.85%, 09/16/2026(a)			393	354,964
2.45%, 09/15/2028(a)			3,310	2,814,888
2.75%, 03/09/2028(a)			5,326	4,661,031
Nissan Motor Co., Ltd. 4.81%, 09/17/2030(a)			434	394,716

				72,093,274

Consumer Cyclical - Other – 0.8%
Flutter Treasury Designated Activity Co. 5.00%, 04/29/2029(a)		EUR	297	321,225
6.375%, 04/29/2029(a)	U.S.$		752	755,839
GENM Capital Labuan Ltd. 3.88%, 04/19/2031(a)			391	331,983
Las Vegas Sands Corp. 3.50%, 08/18/2026			268	252,847
MDC Holdings, Inc. 6.00%, 01/15/2043			9,963	9,809,038
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625%, 04/16/2029(a)			900	795,187

42 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

4.625%, 04/06/2031(a)	U.S.$	5,800	$4,923,469
8.45%, 07/27/2030(a)		900	943,279
Sands China Ltd. 2.85%, 03/08/2029(i)		810	694,937
3.25%, 08/08/2031(i)		675	548,438
4.625%, 06/18/2030(i)		2,225	1,999,739
5.40%, 08/08/2028(i)		3,113	3,013,789

			24,389,770

Consumer Cyclical - Retailers – 0.3%
Macy’s Retail Holdings LLC 5.875%, 03/15/2030(a)		4,253	4,058,052
6.125%, 03/15/2032(a)		2,121	2,008,016
Tapestry, Inc. 7.70%, 11/27/2030		3,178	3,289,307

			9,355,375

Consumer Non-Cyclical – 1.3%
Altria Group, Inc. 6.875%, 11/01/2033		3,640	3,848,145
BAT Capital Corp. 6.00%, 02/20/2034		1,654	1,644,087
6.42%, 08/02/2033		4,358	4,479,183
7.75%, 10/19/2032		2,504	2,779,653
Bayer US Finance LLC 6.375%, 11/21/2030(a)		5,737	5,746,429
Charles River Laboratories International, Inc. 3.75%, 03/15/2029(a)		3,048	2,743,357
4.00%, 03/15/2031(a)		2,554	2,230,387
HCA, Inc. 5.45%, 04/01/2031		2,056	2,014,910
IQVIA, Inc. 5.70%, 05/15/2028		958	957,113
Jazz Securities DAC 4.375%, 01/15/2029(a)		3,761	3,429,017
Pilgrim’s Pride Corp. 3.50%, 03/01/2032		5,244	4,328,145
6.875%, 05/15/2034		5,713	5,926,814

			40,127,240

Energy – 1.3%
Apache Corp. 5.10%, 09/01/2040		1,548	1,288,461
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		383	305,901
5.75%, 01/15/2031(a)		788	770,905
Ecopetrol SA 4.625%, 11/02/2031		2,197	1,768,299

abfunds.com	AB HIGH INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

8.625%, 01/19/2029	U.S.$	6,145	$6,394,641
EQT Corp. 5.75%, 02/01/2034		1,837	1,782,908
Hunt Oil Co. of Peru LLC Sucursal Del Peru 8.55%, 09/18/2033(a)		1,452	1,542,750
KazMunayGas National Co. JSC 4.75%, 04/19/2027(a)		1,189	1,139,954
5.375%, 04/24/2030(a)		5,100	4,865,719
Oleoducto Central SA 4.00%, 07/14/2027(a)		610	564,441
Ovintiv, Inc. 6.25%, 07/15/2033		2,855	2,876,884
6.50%, 02/01/2038		1,273	1,274,005
Raizen Fuels Finance SA 6.45%, 03/05/2034(a)		3,049	3,034,132
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		5,979	4,771,989
TransCanada PipeLines Ltd. 7.78% (CME Term SOFR 3 Month + 2.21%), 05/15/2067(k)		2,500	2,216,586
Var Energi ASA 7.50%, 01/15/2028(a)		2,151	2,245,448
8.00%, 11/15/2032(a)		4,260	4,688,477

			41,531,500

Services – 0.0%
Boost Newco Borrower LLC/GTCR W Dutch Finance Sub BV 8.50%, 01/15/2031(a)	GBP	369	491,119

Technology – 0.2%
Lenovo Group Ltd. 3.42%, 11/02/2030(a)	U.S.$	735	634,452
5.83%, 01/27/2028(a)		2,591	2,587,761
Western Digital Corp. 2.85%, 02/01/2029		203	171,572
3.10%, 02/01/2032		541	422,092
Xiaomi Best Time International Ltd. 2.875%, 07/14/2031(a)		1,689	1,383,396

			5,199,273

Transportation - Airlines – 0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028(a)		2,971	2,879,464

Transportation - Railroads – 0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		1,661	1,478,255

44 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd. 4.375%, 07/03/2029(a)	U.S.$	1,727	$1,491,178
AerCap Global Aviation Trust 6.50%, 06/15/2045(a)		3,384	3,362,713

			4,853,891

			277,114,206

Utility – 0.8%
Electric – 0.8%
Adani Electricity Mumbai Ltd. 3.87%, 07/22/2031(a)		357	282,588
3.95%, 02/12/2030(a)		3,167	2,616,734
AES Andes SA 6.30%, 03/15/2029(a)		991	975,852
Alexander Funding Trust II 7.47%, 07/31/2028(a)		1,615	1,684,462
Cometa Energia SA de CV 6.375%, 04/24/2035(a)		1,606	1,585,664
Electricite de France SA 9.125%, 03/15/2033(a)(m)		1,365	1,485,741
Engie Energia Chile SA 6.375%, 04/17/2034(a)		2,849	2,802,419
Israel Electric Corp., Ltd. Series G 4.25%, 08/14/2028(a)		1,642	1,481,905
Kallpa Generacion SA 4.125%, 08/16/2027(a)		1,067	1,004,647
Minejesa Capital BV 4.625%, 08/10/2030(a)		2,628	2,447,255
NRG Energy, Inc. 4.45%, 06/15/2029(a)		506	469,858
7.00%, 03/15/2033(a)		1,192	1,240,377
Pacific Gas & Electric Co. 5.55%, 05/15/2029		1,775	1,754,741
Palomino Funding Trust I 7.23%, 05/17/2028(a)		5,475	5,646,803

			25,479,046

Other Utility – 0.0%
Buffalo Energy Mexico Holdings/Buffalo Energy Infrastructure/Buffalo Energy 7.875%, 02/15/2039(a)		743	775,465

			26,254,511

Total Corporates - Investment Grade (cost $600,596,079)			599,393,995

abfunds.com	AB HIGH INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 6.2%
Industrial – 5.7%
Basic – 1.8%
Braskem Idesa SAPI 7.45%, 11/15/2029(a)	U.S.$	6,736	$5,319,419
Braskem Netherlands Finance BV 4.50%, 01/10/2028(a)		3,344	2,980,340
4.50%, 01/31/2030(a)		3,773	3,186,487
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		3,245	3,106,074
CSN Inova Ventures 6.75%, 01/28/2028(a)		10,378	9,849,371
Eldorado Gold Corp. 6.25%, 09/01/2029(a)		1,785	1,684,504
First Quantum Minerals Ltd. 6.875%, 10/15/2027(a)		8,370	8,035,200
9.375%, 03/01/2029(a)		859	887,326
Indika Energy Capital IV Pte Ltd. 8.25%, 10/22/2025(a)		3,899	3,923,369
Indika Energy Tbk PT 8.75%, 05/07/2029(a)		1,398	1,384,020
JSW Steel Ltd. 3.95%, 04/05/2027(a)		813	751,356
5.05%, 04/05/2032(a)		2,171	1,864,346
Sasol Financing USA LLC 8.75%, 05/03/2029(a)		2,872	2,892,199
Stillwater Mining Co. 4.00%, 11/16/2026(a)		2,633	2,354,067
4.50%, 11/16/2029(a)		1,878	1,478,338
UPL Corp., Ltd. 4.50%, 03/08/2028(a)		1,707	1,463,753
4.625%, 06/16/2030(a)		2,376	1,897,830
Vedanta Resources Finance II PLC 13.875%, 01/21/2027(a)		1,027	964,491
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		2,460	1,672,031

			55,694,521

Capital Goods – 0.1%
Cemex SAB de CV 5.125%, 06/08/2026(a)(m)		4,107	3,940,872
IHS Holding Ltd. 6.25%, 11/29/2028(a)		537	462,491

			4,403,363

46 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)	U.S.$	4,541	$3,956,346
Telecomunicaciones Digitales SA 4.50%, 01/30/2030(a)		443	390,283

			4,346,629

Communications - Telecommunications – 0.0%
Digicel Group Holdings Ltd. Zero Coupon, 12/31/2030(c)(g)		690	9,850
Millicom International Cellular SA 7.375%, 04/02/2032(a)		931	910,306

			920,156

Consumer Cyclical - Automotive – 0.0%
Ford Otomotiv Sanayi AS 7.125%, 04/25/2029(a)		1,490	1,491,043

Consumer Cyclical - Other – 1.2%
Allwyn Entertainment Financing UK PLC 8.03% (EURIBOR 3 Month + 4.13%), 02/15/2028(a)(k)	EUR	3,827	4,111,703
Allwyn International AS 3.875%, 02/15/2027(a)		744	772,162
Melco Resorts Finance Ltd. 5.375%, 12/04/2029(a)	U.S.$	6,251	5,573,329
5.625%, 07/17/2027(a)		3,599	3,396,556
5.75%, 07/21/2028(a)		3,277	3,047,610
MGM China Holdings Ltd. 4.75%, 02/01/2027(a)		8,457	7,970,723
5.25%, 06/18/2025(a)		437	429,626
5.375%, 05/15/2024(a)		2,104	2,101,475
Studio City Co., Ltd. 7.00%, 02/15/2027(a)		1,338	1,324,620
Studio City Finance Ltd. 5.00%, 01/15/2029(a)		929	796,618
6.00%, 07/15/2025(a)		671	662,119
Wynn Macau Ltd. 5.125%, 12/15/2029(a)		2,333	2,064,705
5.50%, 01/15/2026(a)		825	801,797
5.50%, 10/01/2027(a)		1,100	1,035,375
5.625%, 08/26/2028(a)		2,442	2,255,187

			36,343,605

Consumer Cyclical - Retailers – 0.2%
Falabella SA 3.375%, 01/15/2032(a)		3,073	2,348,848

abfunds.com	AB HIGH INCOME FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

3.75%, 10/30/2027(a)	U.S.$	2,747	$2,453,414
K201640219 South Africa Ltd. Zero Coupon, 06/25/2023(c)(d)(e)(f)	ZAR	230	– 0	–
K2016470219 South Africa Ltd. 3.00%, 12/31/2022(c)(d)(e)(f)(g)	U.S.$	5,622	– 0	–
K2016470260 South Africa Ltd. 25.00%, 12/31/2022(c)(d)(e)(f)(g)		3,942	– 0	–

			4,802,262

Consumer Non-Cyclical – 0.9%
BBFI Liquidating Trust Zero Coupon, 12/30/2099(c)(e)(g)		2,174	629,466
BRF SA 4.875%, 01/24/2030(a)		1,952	1,722,640
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		1,443	1,342,408
MARB BondCo PLC 3.95%, 01/29/2031(a)		5,583	4,473,379
Natura &Co Luxembourg Holdings SARL 4.125%, 05/03/2028(a)		1,117	1,008,521
Rede D’or Finance SARL 4.50%, 01/22/2030(a)		1,785	1,566,070
4.95%, 01/17/2028(a)		1,820	1,714,213
Teva Pharmaceutical Finance Netherlands II BV 3.75%, 05/09/2027	EUR	2,758	2,866,075
Teva Pharmaceutical Finance Netherlands III BV 4.75%, 05/09/2027	U.S.$	2,251	2,152,901
5.125%, 05/09/2029(h)		2,251	2,135,636
7.875%, 09/15/2029		2,840	2,986,485
8.125%, 09/15/2031		2,840	3,071,243
Tonon Luxembourg SA 6.50%, 10/31/2024(f)(g)(n)		2,437	244
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025(a)		1,248	1,244,100
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018(c)(d)(e)(f)(g)		13,674	1,367
10.875%, 01/13/2020(c)(d)(e)(f)(g)		2,500	250
11.75%, 02/09/2022(c)(d)(e)(f)(g)		13,613	1,361

			26,916,359

Energy – 0.9%
Acu Petroleo Luxembourg SARL 7.50%, 01/13/2032(a)		2,079	1,988,729
Azure Power Solar Energy Pvt. Ltd. 5.65%, 12/24/2024(a)		794	773,406

48 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Canacol Energy Ltd. 5.75%, 11/24/2028(a)	U.S.$	2,107	$995,557
Cosan Luxembourg SA 5.50%, 09/20/2029(a)		2,027	1,905,380
Geopark Ltd. 5.50%, 01/17/2027(a)		1,883	1,692,935
Gran Tierra Energy, Inc. 9.50%, 10/15/2029(a)		2,785	2,613,722
Greenko Solar Mauritius Ltd. 5.55%, 01/29/2025(a)		348	343,759
Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025(a)		4,218	4,138,913
Kosmos Energy Ltd. 7.50%, 03/01/2028(a)		1,668	1,592,940
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		2,565	2,500,897
6.50%, 06/30/2027(a)		3,495	3,281,329
Medco Maple Tree Pte Ltd. 8.96%, 04/27/2029(a)		1,686	1,731,311
MV24 Capital BV 6.75%, 06/01/2034(a)		2,559	2,349,133
SEPLAT Energy PLC 7.75%, 04/01/2026(a)		876	847,530
SierraCol Energy Andina LLC 6.00%, 06/15/2028(a)		2,354	2,039,888

			28,795,429

Other Industrial – 0.0%
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(g)		8,966	7,172

Services – 0.1%
Bidvest Group UK PLC (The) 3.625%, 09/23/2026(a)		1,631	1,505,617

Technology – 0.3%
CA Magnum Holdings 5.375%, 10/31/2026(a)		8,243	7,797,878

Transportation - Services – 0.1%
Aeropuertos Dominicanos Siglo XXI SA 6.75%, 03/30/2029(a)		1,302	1,307,208
JSW Infrastructure Ltd. 4.95%, 01/21/2029(a)		564	520,290

			1,827,498

			174,851,532

abfunds.com	AB HIGH INCOME FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.4%
Electric – 0.3%
Adani Green Energy Ltd. 4.375%, 09/08/2024(a)	U.S.$	2,044	$2,020,535
AES Andes SA 6.35%, 10/07/2079(a)		1,521	1,471,339
Continuum Energy Aura Pte Ltd. 9.50%, 02/24/2027(a)		1,269	1,281,056
Diamond II Ltd. 7.95%, 07/28/2026(a)		2,614	2,618,830
India Clean Energy Holdings 4.50%, 04/18/2027(a)		2,606	2,334,813
Investment Energy Resources Ltd. 6.25%, 04/26/2029(a)		1,321	1,259,491

			10,986,064

Other Utility – 0.1%
Aegea Finance SARL 6.75%, 05/20/2029(a)		613	593,827
9.00%, 01/20/2031(a)		1,375	1,435,758

			2,029,585

			13,015,649

Financial Institutions – 0.1%
Banking – 0.1%
Turkiye Vakiflar Bankasi TAO 9.00%, 10/12/2028(a)		1,411	1,475,818
Yapi ve Kredi Bankasi AS 9.25%, 10/16/2028(a)		1,500	1,590,000

			3,065,818

Other Finance – 0.0%
OEC Finance Ltd. 4.375%, 10/25/2029(a)(b)(i)		337	19,409
5.25%, 12/27/2033(a)(b)(i)		5,947	330,712
7.125%, 12/26/2046(a)(b)(e)(i)		12,605	866,571

			1,216,692

			4,282,510

Total Emerging Markets - Corporate Bonds (cost $255,653,738)			192,149,691

50 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.9%
Risk Share Floating Rate – 4.5%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2015-DNA1 Series 2015-DNA1, Class B 14.645% (CME Term SOFR + 9.31%), 10/25/2027(k)	U.S.$	895	$953,811
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2015-DNA2 Series 2015-DNA2, Class B 12.995% (CME Term SOFR + 7.66%), 12/25/2027(k)		13,335	14,042,867
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2015-DNA3 Series 2015-DNA3, Class B 14.795% (CME Term SOFR + 9.46%), 04/25/2028(k)		7,437	8,147,542
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2015-HQA1 Series 2015-HQA1, Class B 14.245% (CME Term SOFR + 8.91%), 03/25/2028(k)		12,383	12,926,418
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2015-HQA2 Series 2015-HQA2, Class B 15.945% (CME Term SOFR + 10.61%), 05/25/2028(k)		6,949	7,559,416
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2015-HQ2 Series 2015-HQ2, Class B 13.395% (CME Term SOFR + 8.06%), 05/25/2025(k)		282	297,720
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2016-DNA2 Series 2016-DNA2, Class B 15.945% (CME Term SOFR + 10.61%), 10/25/2028(k)		4,989	5,616,402

abfunds.com	AB HIGH INCOME FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2016-DNA3 Series 2016-DNA3, Class B 16.695% (CME Term SOFR + 11.36%), 12/25/2028(k)	U.S.$	4,418	$5,071,335
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2016-DNA4 Series 2016-DNA4, Class B 14.045% (CME Term SOFR + 8.71%), 03/25/2029(k)		1,803	1,995,623
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2016-HQA1 Series 2016-HQA1, Class B 18.195% (CME Term SOFR + 12.86%), 09/25/2028(k)		2,973	3,461,407
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Debt Notes 2016-HQA2 Series 2016-HQA2, Class B 16.945% (CME Term SOFR + 11.61%), 11/25/2028(k)		3,903	4,464,486
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 1B 17.195% (CME Term SOFR + 11.86%), 08/25/2028(k)		3,996	4,574,500
Series 2016-C02, Class 1B 17.695% (CME Term SOFR + 12.36%), 09/25/2028(k)		2,872	3,341,155
Series 2016-C03, Class 1B 17.195% (CME Term SOFR + 11.86%), 10/25/2028(k)		7,069	8,196,092
Series 2016-C03, Class 2B 18.195% (CME Term SOFR + 12.86%), 10/25/2028(k)		3,934	4,627,776
Series 2016-C04, Class 1B 15.695% (CME Term SOFR + 10.36%), 01/25/2029(k)		13,211	15,038,312
Series 2016-C05, Class 2B 16.195% (CME Term SOFR + 10.86%), 01/25/2029(k)		11,972	13,777,016
Series 2016-C06, Class 1B 14.695% (CME Term SOFR + 9.36%), 04/25/2029(k)		8,440	9,532,196

52 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-C07, Class 2B 14.945% (CME Term SOFR + 9.61%), 05/25/2029(k)	U.S.$	10,232	$11,665,822
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 10.945% (CME Term SOFR + 5.61%), 10/25/2025(a)(k)		1,942	1,983,812
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 10.695% (CME Term SOFR + 5.36%), 11/25/2025(a)(k)		1,312	1,347,943
Series 2015-WF1, Class 2M2 10.945% (CME Term SOFR + 5.61%), 11/25/2025(a)(k)		631	656,009

			139,277,660

Non-Agency Fixed Rate – 0.3%
Alternative Loan Trust Series 2006-42, Class 1A6 6.00%, 01/25/2047		824	416,603
Series 2006-24CB, Class A15 5.75%, 08/25/2036		1,898	994,339
Series 2006-24CB, Class A16 5.75%, 08/25/2036		363	190,111
Series 2006-26CB, Class A6 6.25%, 09/25/2036		189	91,231
Series 2006-26CB, Class A8 6.25%, 09/25/2036		712	344,751
Series 2006-HY12, Class A5 4.13%, 08/25/2036		1,863	1,680,397
Series 2006-J1, Class 1A10 5.50%, 02/25/2036		628	420,112
Series 2006-J5, Class 1A1 6.50%, 09/25/2036		599	322,136
Series 2007-15CB, Class A19 5.75%, 07/25/2037		354	199,173
Series 2007-16CB, Class 1A7 6.00%, 08/25/2037		336	243,982
Bear Stearns ARM Trust Series 2007-3, Class 1A1 4.29%, 05/25/2047		303	264,839
Series 2007-4, Class 22A1 4.08%, 06/25/2047		1,212	1,066,601
ChaseFlex Trust Series 2007-1, Class 1A3 6.50%, 02/25/2037		472	162,684

abfunds.com	AB HIGH INCOME FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CHL Mortgage Pass-Through Trust Series 2007-HY4, Class 1A1 4.43%, 09/25/2047	U.S.$	333	$285,128
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.69%, 03/25/2037		194	158,498
CitiMortgage Alternative Loan Trust Series 2007-A3, Class 1A4 5.75%, 03/25/2037		523	450,933
First Horizon Alternative Mortgage Securities Trust Series 2006-AA3, Class A1 5.79%, 06/25/2036		230	175,770
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 5.16%, 09/25/2035		1,155	765,248
Series 2005-QS14, Class 3A1 6.00%, 09/25/2035		691	551,596
Residential Asset Securitization Trust Series 2006-A8, Class 3A4 6.00%, 08/25/2036		493	216,765
Series 2007-A1, Class A8 6.00%, 03/25/2037		857	267,667
Series 2007-A5, Class 2A3 6.00%, 05/25/2037		213	104,084
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2006-9, Class A4 4.28%, 10/25/2036		1,551	419,032
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 5.95%, 12/28/2037		1,033	881,690

			10,673,370

Non-Agency Floating Rate – 0.1%
Alternative Loan Trust Series 2007-7T2, Class A3 6.00% (CME Term SOFR 1 Month + 0.71%), 04/25/2037(k)		2,055	718,472
CHL Mortgage Pass-Through Trust Series 2007-13, Class A7 6.00% (CME Term SOFR 1 Month + 0.71%), 08/25/2037(k)		305	120,116
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 5.68% (CME Term SOFR 1 Month + 0.36%), 04/25/2037(k)		900	208,011

54 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Lehman Mortgage Trust Series 2007-1, Class 3A1 5.68% (CME Term SOFR 1 Month + 0.36%), 02/25/2037(k)	U.S.$	2,853	$402,763
Series 2007-1, Class 3A2 1.82% (7.14% – CME Term SOFR 1 Month), 02/25/2037(k)(o)		2,853	181,826
Lehman XS Trust Series 2007-16N, Class 2A2 7.13% (CME Term SOFR 1 Month + 1.81%), 09/25/2047(k)		331	283,100
PHH Alternative Mortgage Trust Series 2007-1, Class 1A1 5.75% (CME Term SOFR 1 Month + 0.43%), 02/25/2037(k)		353	253,824
Series 2007-2, Class 1A3 6.09% (CME Term SOFR 1 Month + 0.77%), 05/25/2037(k)		184	158,883

			2,326,995

Total Collateralized Mortgage Obligations (cost $145,965,907)			152,278,025

BANK LOANS – 3.4%
Industrial – 2.7%
Basic – 0.1%
ASP Unifrax Holdings, Inc. 9.20% (CME Term SOFR 3 Month + 3.75%), 12/12/2025(p)		1,995	1,921,530

Capital Goods – 0.1%
ACProducts Holdings, Inc. 9.81% (CME Term SOFR 3 Month + 4.25%), 05/17/2028(p)		5,167	4,473,019

Communications - Media – 0.2%
Advantage Sales & Marketing, Inc. 9.94% (CME Term SOFR 1 Month + 4.50%), 10/28/2027(p)		3,012	3,005,164
DIRECTV Financing, LLC 10.68% (CME Term SOFR 1 Month + 5.25%), 08/02/2029(p)		2,409	2,407,913

			5,413,077

Communications - Telecommunications – 0.5%
Crown Subsea Communications Holding, Inc. 10.08% (CME Term SOFR 3 Month + 4.75%), 01/30/2031(p)		6,910	6,953,187

abfunds.com	AB HIGH INCOME FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Zacapa SARL 9.31% (CME Term SOFR 3 Month + 4.00%), 03/22/2029(p)	U.S.$	7,553	$7,540,355

			14,493,542

Consumer Cyclical - Automotive – 0.1%
Garrett Motion SARL 9.83% (CME Term SOFR 3 Month + 4.50%), 04/30/2028(c)(p)		2,509	2,514,843

Consumer Non-Cyclical – 0.5%
Gainwell Acquisition Corp. 9.41% (CME Term SOFR 3 Month + 4.00%), 10/01/2027(p)		6,743	6,421,069
PetSmart LLC 9.17% (CME Term SOFR 1 Month + 3.75%), 02/11/2028(p)		5,677	5,588,946
US Radiology Specialists, Inc. 10.70% (CME Term SOFR 3 Month + 5.25%), 12/15/2027(p)		4,643	4,647,345

			16,657,360

Energy – 0.5%
GIP II Blue Holding LP 9.94% (CME Term SOFR 1 Month + 4.50%), 09/29/2028(p)		9,299	9,344,371
Parkway Generation LLC 10.34% (CME Term SOFR 3 Month + 9.50%), 02/18/2029(p)		5,607	5,579,015

			14,923,386

Other Industrial – 0.2%
American Tire Distributors, Inc. 11.84% (CME Term SOFR 3 Month + 6.25%), 10/20/2028(p)		5,017	4,146,873
Dealer Tire Financial LLC 9.07% (CME Term SOFR 1 Month + 3.75%), 12/14/2027(c)(p)		1,575	1,582,879
Rockwood Service Corp. 9.68% (CME Term SOFR 1 Month + 4.25%), 01/23/2027(p)		489	490,928

			6,220,680

Technology – 0.5%
Ascend Learning LLC 11.17% (CME Term SOFR 1 Month + 5.75%), 12/10/2029(p)		2,940	2,878,760

56 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Boxer Parent Co., Inc. 9.57% (CME Term SOFR 1 Month + 4.25%), 12/29/2028(p)	U.S.$	8,472	$8,519,382
FINThrive Software Intermediate Holdings, Inc. 12.18% (CME Term SOFR 1 Month + 6.75%), 12/17/2029(c)(p)		2,810	1,952,950
Loyalty Ventures, Inc. 14.00% (PRIME 3 Month + 5.50%), 11/03/2027(c)(f)(n)(p)		5,905	51,664
Veritas US, Inc. 10.43% (CME Term SOFR 1 Month + 5.00%), 09/01/2025(p)		3,505	3,216,504

			16,619,260

Transportation – Airlines – 0.0%
Delta Air Lines, Inc. 9.075% (CME Term SOFR 3 Month + 3.75%), 10/20/2027(p)		881	907,521

			84,144,218

Financial Institutions – 0.4%
Finance – 0.0%
Orbit Private Holdings I Ltd. 9.93% (CME Term SOFR 6 Month + 4.50%), 12/11/2028(p)		880	883,049

Insurance – 0.4%
Asurion LLC 9.67% (CME Term SOFR 1 Month + 4.25%), 08/19/2028(p)		6,168	6,006,785
Truist Insurance Holdings 03/08/2032(p)(q)		5,540	5,585,040

			11,591,825

			12,474,874

Utility – 0.3%
Electric – 0.3%
Granite Generation LLC 9.18% (CME Term SOFR 1 Month + 3.75%), 11/09/2026(p)		7,016	7,013,750

Total Bank Loans (cost $111,162,997)			103,632,842

EMERGING MARKETS – SOVEREIGNS – 2.9%
Angola – 0.2%
Angolan Government International Bond 8.00%, 11/26/2029(a)		1,110	1,012,875
9.125%, 11/26/2049(a)		286	238,989

abfunds.com	AB HIGH INCOME FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

9.50%, 11/12/2025(a)	U.S.$	5,861	$5,975,289

			7,227,153

Argentina – 0.2%
Argentine Republic Government International Bond 0.75%, 07/09/2030(i)		1,687	973,354
1.00%, 07/09/2029		2,895	1,707,385
3.50%, 07/09/2041(i)		991	433,133
3.625%, 07/09/2035(i)		2,063	942,859
4.25%, 01/09/2038(i)		4,145	2,101,498

			6,158,229

Bahrain – 0.1%
Bahrain Government International Bond 5.45%, 09/16/2032(a)		468	420,100
6.75%, 09/20/2029(a)		1,973	1,963,036
7.00%, 10/12/2028(a)		1,673	1,699,099

			4,082,235

Cote D’Ivoire – 0.4%
Ivory Coast Government International Bond 4.875%, 01/30/2032(a)	EUR	7,815	6,965,291
5.75%, 12/31/2032(a)(i)	U.S.$	1,342	1,241,940
6.375%, 03/03/2028(a)(h)		3,087	2,996,011
6.625%, 03/22/2048(a)	EUR	732	612,512

			11,815,754

Dominican Republic – 0.5%
Dominican Republic International Bond 5.95%, 01/25/2027(a)	U.S.$	800	784,800
8.625%, 04/20/2027(a)		12,746	13,102,888

			13,887,688

Ecuador – 0.1%
Ecuador Government International Bond 3.50%, 07/31/2035(a)(i)		2,564	1,397,220

Egypt – 0.1%
Egypt Government International Bond 8.70%, 03/01/2049(a)		612	475,417
8.875%, 05/29/2050(a)		4,471	3,513,759

			3,989,176

El Salvador – 0.2%
El Salvador Government International Bond 6.375%, 01/18/2027(a)		2,919	2,578,936
7.125%, 01/20/2050(a)		2,430	1,555,200
8.625%, 02/28/2029(a)		1,600	1,397,000

			5,531,136

58 | AB HIGH INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Nigeria – 0.6%
Nigeria Government International Bond 6.125%, 09/28/2028(a)	U.S.$	8,820	$7,783,209
6.50%, 11/28/2027(a)		2,200	2,030,380
7.14%, 02/23/2030(a)		5,188	4,557,334
7.70%, 02/23/2038(a)		671	528,412
8.375%, 03/24/2029(a)(h)		5,191	4,919,770

			19,819,105

Senegal – 0.3%
Senegal Government International Bond 4.75%, 03/13/2028(a)	EUR	1,709	1,668,818
6.25%, 05/23/2033(a)	U.S.$	5,674	4,796,303
6.75%, 03/13/2048(a)		3,641	2,682,962

			9,148,083

Ukraine – 0.1%
Ukraine Government International Bond 7.25%, 03/15/2035(a)(i)		3,980	976,692
7.375%, 09/25/2034(a)(i)		3,486	861,391
7.75%, 09/01/2025(a)(i)		2,434	760,625

			2,598,708

Venezuela – 0.1%
Venezuela Government International Bond 9.25%, 09/15/2027(f)(n)		12,383	2,588,047

Total Emerging Markets - Sovereigns (cost $106,527,515)			88,242,534

COLLATERALIZED LOAN OBLIGATIONS – 1.6%
CLO - Floating Rate – 1.6%
Ares XXXIV CLO Ltd. Series 2015-2A, Class CR 7.58% (CME Term SOFR 3 Month + 2.26%), 04/17/2033(a)(k)		11,494	11,415,059
Ballyrock CLO 15 Ltd. Series 2021-1A, Class D 11.81% (CME Term SOFR 3 Month + 6.48%), 04/15/2034(a)(k)		2,000	1,943,146
Bristol Park CLO Ltd. Series 2016-1A, Class DR 8.54% (CME Term SOFR 3 Month + 3.21%), 04/15/2029(a)(k)		5,000	5,002,305
Elevation CLO Ltd. Series 2020-11A, Class C 7.79% (CME Term SOFR 3 Month + 2.46%), 04/15/2033(a)(k)		3,505	3,401,430

abfunds.com	AB HIGH INCOME FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2020-11A, Class D1 9.44% (CME Term SOFR 3 Month + 4.11%), 04/15/2033(a)(k)	U.S.$	5,438	$5,378,159
Flatiron CLO 21 Ltd. Series 2021-1A, Class E 11.59% (CME Term SOFR 3 Month + 6.26%), 07/19/2034(a)(k)		350	350,382
LCM 28 Ltd. Series 28A, Class D 8.54% (CME Term SOFR 3 Month + 3.21%), 10/20/2030(a)(k)		500	483,659
OCP CLO Ltd. Series 2021-21A, Class E 11.87% (CME Term SOFR 3 Month + 6.54%), 07/20/2034(a)(k)		2,250	2,188,978
Octagon Investment Partners 29 Ltd. Series 2016-1A, Class CR 7.535% (CME Term SOFR 3 Month + 2.21%), 01/24/2033(a)(k)		8,719	8,704,493
Series 2016-1A, Class DR 8.685% (CME Term SOFR 3 Month + 3.36%), 01/24/2033(a)(k)		7,987	7,921,430
Rad CLO 10 Ltd. Series 2021-10A, Class E 11.44% (CME Term SOFR 3 Month + 6.11%), 04/23/2034(a)(k)		3,793	3,772,248

Total Collateralized Loan Obligations (cost $50,980,729)			50,561,289

QUASI-SOVEREIGNS – 1.1%
Quasi-Sovereign Bonds – 1.1%
Chile – 0.1%
Corp. Nacional del Cobre de Chile 5.95%, 01/08/2034(a)		3,223	3,127,317
6.44%, 01/26/2036(a)		1,317	1,311,650

			4,438,967

Mexico – 0.7%
Comision Federal de Electricidad 3.35%, 02/09/2031(a)		2,528	2,042,485
4.69%, 05/15/2029(a)		5,319	4,886,831
Petroleos Mexicanos 5.95%, 01/28/2031		3,362	2,656,820
6.49%, 01/23/2027		1,276	1,198,011
6.50%, 03/13/2027		376	352,707
6.50%, 01/23/2029		1,268	1,121,546

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

6.70%, 02/16/2032	U.S.$	3,899	$3,193,671
6.75%, 09/21/2047		6,363	4,056,731
7.69%, 01/23/2050		2,298	1,603,774

			21,112,576

South Africa – 0.2%
Eskom Holdings SOC Ltd. 7.125%, 02/11/2025(a)		1,951	1,938,806
Transnet SOC Ltd. 8.25%, 02/06/2028(a)		4,870	4,790,863

			6,729,669

Trinidad and Tobago – 0.0%
Trinidad Generation UnLtd. 5.25%, 11/04/2027(a)		202	195,877

Turkey – 0.1%
TC Ziraat Bankasi AS 8.00%, 01/16/2029(a)(h)		1,389	1,400,431
Turkiye Ihracat Kredi Bankasi AS 9.00%, 01/28/2027(a)		612	636,862

			2,037,293

Venezuela – 0.0%
Petroleos de Venezuela SA 6.00%, 11/15/2026(a)(f)(n)		5,000	610,000

Total Quasi-Sovereigns (cost $38,674,296)			35,124,382

GOVERNMENTS - TREASURIES – 1.0%
United States – 1.0%
U.S. Treasury Bonds 6.125%, 11/15/2027(r)(s)		9,763	10,148,839
U.S. Treasury Notes 2.375%, 05/15/2029(r)		5,542	4,959,403
3.125%, 11/15/2028(r)(t)		12,054	11,251,469
4.00%, 02/29/2028(r)		4,978	4,836,633

Total Governments - Treasuries (cost $33,794,630)			31,196,344

INFLATION-LINKED SECURITIES – 0.4%
Colombia – 0.4%
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035(g) (cost $16,435,789)		57,412,468	13,061,593

abfunds.com	AB HIGH INCOME FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.60%, 11/01/2040	U.S.$	1,200	$1,417,433
7.625%, 03/01/2040		1,250	1,463,210
State of Illinois Series 2010 7.35%, 07/01/2035		3,531	3,724,323
Wisconsin Public Finance Authority Series 2021 5.75%, 07/25/2041(g)		7,240	6,187,785

Total Local Governments - US Municipal Bonds (cost $13,262,757)			12,792,751

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.4%
Non-Agency Fixed Rate CMBS – 0.3%
Commercial Mortgage Trust Series 2012-CR3, Class F 4.75%, 10/15/2045(a)(k)		225	13,509
GS Mortgage Securities Trust Series 2011-GC5, Class C 5.30%, 08/10/2044(a)		7,937	6,113,923
Series 2013-GC13, Class D 3.97%, 07/10/2046(a)		1,500	774,189
WFRBS Commercial Mortgage Trust Series 2011-C4, Class D 5.14%, 06/15/2044(a)		2,576	2,165,128
Series 2014-C20, Class D 3.99%, 05/15/2047(a)		2,847	315,103

			9,381,852

Non-Agency Floating Rate CMBS – 0.1%
Morgan Stanley Capital I Trust Series 2019-BPR, Class E 10.67% (CME Term SOFR 1 Month + 5.34%), 05/15/2036(a)(k)		1,702	1,549,071

Total Commercial Mortgage-Backed Securities (cost $15,549,071)			10,930,923

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.4%
Other ABS - Floating Rate – 0.3%
Pagaya AI Debt Series 2024-S1, Class ABC Zero Coupon, 09/15/2031(a)	U.S.$	9,050	$9,050,000
Pagaya AI Debt Trust Series 2022-6, Class A4 37.49%, 05/15/2030(a)(c)		169	218,335

			9,268,335

Other ABS - Fixed Rate – 0.1%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-24, Class PT 7.39%, 08/15/2044(g)		31	30,651
Series 2019-36, Class PT 10.69%, 10/17/2044(g)		79	77,813
Pagaya AI Debt Series 2024-S1, Class D 13.49%, 09/15/2031(a)		750	750,000

			858,464

Autos - Fixed Rate – 0.0%
Flagship Credit Auto Trust Series 2019-1, Class E 5.06%, 06/15/2026(a)		704	700,649

Total Asset-Backed Securities (cost $10,784,489)			10,827,448

		Shares
COMMON STOCKS – 0.2%
Consumer Discretionary – 0.2%
Broadline Retail – 0.1%
ATD New Holdings, Inc.(c)(f)		161,762	3,720,526
K201640219 South Africa Ltd. – Class A(c)(e)(f)		64,873,855	65
K201640219 South Africa Ltd. – Class B(c)(e)(f)		10,275,684	10

			3,720,601

Diversified Consumer Services – 0.1%
AG Tracker(c)(e)(f)		297,893	– 0	–
Paysafe Ltd.(f)		46,899	666,904

			666,904

Hotels, Restaurants & Leisure – 0.0%
Caesars Entertainment, Inc.(f)		4,628	165,775

abfunds.com	AB HIGH INCOME FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

Leisure Products – 0.0%
New Cotai LLC/New Cotai Capital Corp.(c)(e)(f)		14	$	– 0	–

				4,553,280

Financials – 0.0%
Insurance – 0.0%
Mt. Logan Re, Ltd. (Preference Shares)(c)(f)		2,575		1,248,554

Industrials – 0.0%
Electrical Equipment – 0.0%
Exide Technologies(c)(e)(f)		4,045		1,213,500

Consumer Staples – 0.0%
Household Products – 0.0%
Southeastern Grocers, Inc.(c)(e)(f)		508,189		355,733

Energy – 0.0%
Energy Equipment & Services – 0.0%
BIS Industries Holdings Ltd.(c)(e)(f)		5,004,988		5
CHC Group LLC(c)(e)(f)		104,383		21

				26

Oil, Gas & Consumable Fuels – 0.0%
Battalion Oil Corp.(f)		135		692
Golden Energy Offshore Services AS(f)		1,849,842		311,402
SandRidge Energy, Inc.		1,446		19,810

				331,904

				331,930

Total Common Stocks (cost $60,989,459)				7,702,997

		Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Colombia – 0.1%
Colombia Government International Bond 8.00%, 11/14/2035	U.S.$	1,923		1,933,576

Panama – 0.1%
Panama Government International Bond 7.50%, 03/01/2031		1,416		1,435,912
Panama Notas del Tesoro 3.75%, 04/17/2026		1,503		1,431,608

				2,867,520

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Romania – 0.0%
Romanian Government International Bond 6.375%, 01/30/2034(a)	U.S.$	1,114	$1,087,543

Total Governments – Sovereign Bonds (cost $5,823,701)			5,888,639

		Shares
PREFERRED STOCKS – 0.2%
Industrials – 0.2%
Trading Companies & Distributors –0.2%
WESCO International, Inc. Series A 10.625% (cost $5,716,711)		211,900	5,592,041

RIGHTS – 0.0%
Vistra Energy Corp., expiring 12/31/2049(c)(f) (cost $0)		45,881	59,645

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 0.9%
Time Deposits – 0.6%
BBH, New York 3.28%, 05/02/2024	NOK	141	12,684
6.36%, 05/02/2024	ZAR	112	5,950
Citibank, London 2.82%, 05/02/2024	EUR	3,104	3,312,356
Citibank, New York 4.67%, 05/01/2024	U.S.$	14,030	14,030,426

Total Time Deposits (cost $17,361,416)			17,361,416

		Shares

Investment Companies – 0.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.21%(u)(v)(w) (cost $9,897,656)		9,897,656	9,897,656

Total Short-Term Investments (cost $27,259,072)			27,259,072

Total Investments – 100.7% (cost $3,420,772,730)			3,112,109,819
Other assets less liabilities – (0.7)%			(21,769,631)

Net Assets – 100.0%			$3,090,340,188

abfunds.com	AB HIGH INCOME FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	2,197	June 2024	$230,118,587	$(4,279,312)
U.S. Ultra Bond (CBT) Futures	134	June 2024	16,021,375	(979,328)

Sold Contracts
U.S. Long Bond (CBT) Futures	179	June 2024	20,372,437	1,415,219
U.S. T-Note 10 Yr (CBT) Futures	1,147	June 2024	123,230,813	3,423,078

				$(420,343)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America NA	USD	7,928	EUR	7,300	06/12/2024	$(123,351)
Barclays Bank PLC	EUR	5,893	USD	6,427	06/12/2024	127,542
Barclays Bank PLC	GBP	11,946	USD	14,855	06/20/2024	(76,989)
Barclays Bank PLC	USD	6,282	GBP	5,052	06/20/2024	32,561
Brown Brothers Harriman & Co.	EUR	1,860	USD	2,031	06/12/2024	41,583
Brown Brothers Harriman & Co.	USD	2,996	EUR	2,813	06/12/2024	11,537
Citibank NA	USD	2,841	CAD	3,825	06/13/2024	(60,278)
Deutsche Bank AG	EUR	116,446	USD	127,558	06/12/2024	3,071,816
Morgan Stanley Capital Services LLC	COP	65,115,083	USD	16,523	05/16/2024	(36,286)
Morgan Stanley Capital Services LLC	EUR	3,248	USD	3,532	06/12/2024	59,748

						$3,047,883

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
CDX-NAHY Series 42, 5 Year Index, 06/20/2029*	5.00%	Quarterly	3.55%	USD	86,530	$5,602,923	$5,772,634	$(169,711)
Hertz Corp. (The), 5.000%, 12/01/2029, 06/20/2029*	5.00	Quarterly	15.09	USD	1,300	(336,407)	(192,678)	(143,729)
iTraxx-XOVER Series 41, 5 Year Index, 06/20/2029*	5.00	Quarterly	3.18	EUR	14,870	1,312,066	1,465,807	(153,741)

						$6,578,582	$7,045,763	$(467,181)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at April 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	5.00%	USD	17,905	$(2,268,579)	$(1,912,154)	$(356,425)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	7,030	(890,758)	(802,282)	(88,476)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	1,662	(210,638)	(192,566)	(18,072)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	3,915	(496,025)	(442,788)	(53,237)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	2,740	(347,206)	(311,112)	(36,094)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	1,679	(212,819)	(560,408)	347,589
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	3,384	(428,761)	(377,665)	(51,096)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	111	(14,008)	(12,420)	(1,588)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	1,072	(136,010)	(113,058)	(22,952)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	11,979	(1,517,793)	(1,557,083)	39,290
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	641	(81,272)	(73,998)	(7,274)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	251	(31,817)	(61,363)	29,546
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	502	(63,801)	(105,687)	41,886
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	502	(63,801)	(105,687)	41,886
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	251	(31,901)	(51,148)	19,247
JPMorgan Securities LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	2,838	(359,570)	(325,724)	(33,846)
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	1,256	(159,503)	(312,474)	152,971
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	5.00	USD	1,256	(159,084)	(289,767)	130,683

						$(7,473,346)	$(7,607,384)	$134,038

*	Termination date

abfunds.com	AB HIGH INCOME FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount (000)	Interest Rate		Maturity	U.S. $ Value at April 30, 2024
Barclays Capital, Inc.†	USD	889	1.00%		—	$890,548
Barclays Capital, Inc.†	USD	275	2.25		—	277,142
Barclays Capital, Inc.†	USD	1,700	3.00		—	1,705,100
Barclays Capital, Inc.†	USD	2,576	4.00		—	2,586,590
Barclays Capital, Inc.†	USD	1,214	4.00		—	1,225,838
Barclays Capital, Inc.†	USD	938	4.25		—	956,094
Barclays Capital, Inc.†	USD	2,797	4.25		—	2,818,088
Barclays Capital, Inc.†	USD	4,044	4.50		—	4,096,519
Barclays Capital, Inc.†	USD	3,821	4.75		—	3,827,642
Barclays Capital, Inc.†	USD	1,925	5.00		—	1,933,824
Jefferies LLC†	USD	499	(4.50	)*	—	498,165
Jefferies LLC†	USD	152	(4.50	)*	—	152,253
Jefferies LLC†	USD	1,549	(1.00	)*	—	1,548,148
Jefferies LLC†	USD	7,164	0.00		—	7,164,188
Jefferies LLC†	USD	1,434	3.50		—	1,436,234
Standard Chartered Bank†	USD	1,363	5.00		—	1,366,513
Standard Chartered Bank	USD	787	5.00		5/06/2024	789,454

						$33,272,340

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2024.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on statements of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Investment Grade	$956,094	$	– 0	–	$	– 0	–	$	– 0	–	$956,094
Corporates – Non-Investment Grade	28,446,903		– 0	–		– 0	–		– 0	–	28,446,903
Emerging Markets – Corporate Bonds	277,142		– 0	–		– 0	–		– 0	–	277,142
Emerging Markets – Sovereigns	1,366,513		789,454			– 0	–		– 0	–	2,155,967
Quasi-Sovereigns	1,436,234		– 0	–		– 0	–		– 0	–	1,436,234

Total	$32,482,886		$789,454		$	– 0	–	$	– 0	–	$33,272,340

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At April 30, 2024, the aggregate market value of these securities amounted to $2,266,110,644 or 73.33% of net assets.

(b)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2024.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Defaulted matured security.

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PORTFOLIO OF INVESTMENTS (continued)

(e)	Fair valued by the Adviser.

(f)	Non-income producing security.

(g)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.76% of net assets as of April 30, 2024, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
BBFI Liquidating Trust Zero Coupon, 12/30/2099	02/04/2013 - 11/12/2019	$1,860,877		$629,466		0.02%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-24, Class PT 7.39%, 08/15/2044	06/27/2019	30,574		30,651		0.00%
Consumer Loan Underlying Bond Certificate Issuer Trust I Series 2019-36, Class PT 10.69%, 10/17/2044	09/04/2019	79,311		77,813		0.00%
Curo Group Holdings Corp. 7.50%, 08/01/2028	07/16/2021 - 05/10/2022	13,135,594		3,292,830		0.11%
Digicel Group Holdings Ltd. Zero Coupon, 12/31/2030	11/14/2023	62,848		9,850		0.00%
Exide Technologies 11.00%, 10/31/2024	10/29/2020	– 0	–	– 0	–	0.00%
Fideicomiso PA Pacifico Tres 7.00%, 01/15/2035	03/04/2016	16,435,789		13,061,593		0.42%
K2016470219 South Africa Ltd. 3.00%, 12/31/2022	01/31/2017 - 06/30/2022	5,622,018		– 0	–	0.00%
K2016470260 South Africa Ltd. 25.00%, 12/31/2022	01/31/2017 - 06/30/2022	3,941,905		– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 05/15/2018	05/15/2013 - 02/19/2015	12,955,188		– 0	–	0.00%
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058	01/22/2021	2,629,749		7,172		0.00%
Tonon Luxembourg SA 6.50%, 10/31/2024	05/03/2019 - 10/31/2021	4,733,143		244		0.00%
Virgolino de Oliveira Finance SA 10.50%, 01/28/2018	10/19/2012 - 01/27/2014	8,550,341		1,367		0.00%
Virgolino de Oliveira Finance SA 10.875%, 01/13/2020	06/09/2014	2,486,550		250		0.00%
Virgolino de Oliveira Finance SA 11.75%, 02/09/2022	07/26/2012 - 02/05/2014	11,383,331		1,361		0.00%
Wisconsin Public Finance Authority Series 2021 5.75%, 07/25/2041	08/03/2021	7,240,000		6,187,785		0.20%

(h)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(i)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2024.

(j)	Convertible security.

(k)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at April 30, 2024.

(l)	Escrow Shares.

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

abfunds.com	AB HIGH INCOME FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

(n)	Defaulted.

(o)	Inverse interest only security.

(p)	The stated coupon rate represents the greater of the SOFR or an alternate base rate such as the PRIME or the SOFR/PRIME floor rate plus a spread at April 30, 2024.

(q)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the Secured Overnight Financing Rate (“SOFR”) plus a premium which was determined at the time of purchase.

(r)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(s)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(t)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open centrally cleared swaps.

(u)	The rate shown represents the 7-day yield as of period end.

(v)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(w)	Affiliated investments.

Currency Abbreviations:

CAD – Canadian Dollar

COP – Colombian Peso

EUR – Euro

GBP – Great British Pound

NOK – Norwegian Krone

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

CBT – Chicago Board of Trade

CDX-CMBX.NA. – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

EURIBOR – Euro Interbank Offered Rate

JSC – Joint Stock Company

REIT – Real Estate Investment Trust

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2024 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $3,410,875,074)	$3,102,212,163
Affiliated issuers (cost $9,897,656)	9,897,656
Cash	53,410
Cash collateral due from broker	986
Foreign currencies, at value (cost $2,856,147)	164,152
Unaffiliated interest receivable	46,950,989
Receivable for investment securities sold	6,415,503
Receivable for capital stock sold	4,988,912
Unrealized appreciation on forward currency exchange contracts	3,344,787
Affiliated dividends receivable	76,581
Receivable due from Adviser	2,206

Total assets	3,174,107,345

Liabilities
Payable for reverse repurchase agreements	33,272,340
Payable for investment securities purchased	24,651,247
Payable for capital stock redeemed	10,415,779
Market value of credit default swaps (net premiums received $7,607,384)	7,473,346
Payable for capital gains taxes	2,466,009
Dividends payable	2,243,968
Advisory fee payable	1,255,364
Payable for variation margin on centrally cleared swaps	410,672
Distribution fee payable	310,844
Unrealized depreciation on forward currency exchange contracts	296,904
Payable for variation margin on futures	179,303
Transfer Agent fee payable	110,053
Administrative fee payable	23,282
Accrued expenses	658,046

Total liabilities	83,767,157

Net Assets	$3,090,340,188

Composition of Net Assets
Capital stock, at par	$452,286
Additional paid-in capital	4,154,574,461
Accumulated loss	(1,064,686,559)

$3,090,340,188

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$850,336,971	124,656,623	$6.82	*

C	$154,740,141	22,417,278	$6.90

Advisor	$1,879,439,692	275,105,293	$6.83

R	$16,691,204	2,447,788	$6.82

K	$3,181,197	466,615	$6.82

I	$70,168,312	10,261,388	$6.84

Z	$115,782,671	16,930,978	$6.84

*	The maximum offering price per share for Class A shares was $7.12 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2024 (unaudited)

Investment Income
Interest	$128,925,624
Dividends
Unaffiliated issuers	1,274,952
Affiliated issuers	761,887	$130,962,463

Expenses
Advisory fee (see Note B)	7,566,202
Distribution fee—Class A	1,051,817
Distribution fee—Class C	803,354
Distribution fee—Class R	43,983
Distribution fee—Class K	5,139
Transfer agency—Class A	346,898
Transfer agency—Class C	66,055
Transfer agency—Advisor Class	765,595
Transfer agency—Class R	22,871
Transfer agency—Class K	4,111
Transfer agency—Class I	39,454
Transfer agency—Class Z	15,321
Custody and accounting	122,604
Printing	101,777
Audit and tax	97,525
Registration fees	84,540
Administrative	50,321
Legal	46,852
Directors’ fees	26,516
Miscellaneous	57,681

Total expenses before interest expense	11,318,616
Interest expense	659,271

Total expenses	11,977,887
Less: expenses waived and reimbursed by the Adviser (see Note B)	(21,602)

Net expenses		11,956,285

Net investment income		119,006,178

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$(26,802,613)
Forward currency exchange contracts	(2,916,415)
Futures	(1,166,177)
Written options	326,561
Swaps	13,798,769
Foreign currency transactions	(4,787,205)
Net change in unrealized appreciation (depreciation) on:
Investments(b)	174,944,064
Forward currency exchange contracts	2,308,180
Futures	7,480,734
Written options	(167,936)
Swaps	932,069
Foreign currency denominated assets and liabilities	683,604

Net gain on investment and foreign currency transactions	164,633,635

Net Increase in Net Assets from Operations	$283,639,813

(a)	Net of foreign realized capital gains taxes of $697,493.

(b)	Net of decrease in accrued foreign capital gains taxes on unrealized gains of $60,971.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2024 (unaudited)		Year Ended October 31, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$119,006,178		$220,219,275
Net realized loss on investment and foreign currency transactions	(21,547,080)		(196,666,382)
Net change in unrealized appreciation on investments and foreign currency denominated assets and liabilities	186,180,715		221,149,206
Contributions from Affiliates (see Note B)	– 0	–	43,795

Net increase in net assets from operations	283,639,813		244,745,894
Distributions to Shareholders
Class A	(31,093,967)		(60,992,538)
Class C	(5,262,245)		(11,910,730)
Advisor Class	(70,821,290)		(135,100,836)
Class R	(612,536)		(1,299,539)
Class K	(149,896)		(377,633)
Class I	(2,619,622)		(5,067,240)
Class Z	(5,267,759)		(9,512,312)
Return of Capital
Class A	– 0	–	(4,232,866)
Class C	– 0	–	(826,602)
Advisor Class	– 0	–	(9,375,963)
Class R	– 0	–	(90,188)
Class K	– 0	–	(26,208)
Class I	– 0	–	(351,665)
Class Z	– 0	–	(660,152)
Capital Stock Transactions
Net increase (decrease)	66,137,338		(205,504,306)

Total increase (decrease)	233,949,836		(200,582,884)
Net Assets
Beginning of period	2,856,390,352		3,056,973,236

End of period	$3,090,340,188		$2,856,390,352

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2024 (unaudited)

NOTE A

Significant Accounting Policies

AB High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B and Class T shares have been authorized but currently are not offered. At a meeting held on October 31-November 2, 2023, the Fund’s Board of Directors (the “Board”) approved the discontinuance of the offering of Class K and Class R shares of the Fund to new investors and the liquidation of the assets corresponding to such classes. Effective May 20, 2024 Class R and Class K were liquidated. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity,

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NOTES TO FINANCIAL STATEMENTS (continued)

the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as a significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and

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NOTES TO FINANCIAL STATEMENTS (continued)

any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2024:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$1,759,684,791		$5,730,817	#	$1,765,415,608
Corporates – Investment Grade		– 0	–	599,393,995		– 0	–	599,393,995
Emerging Markets – Corporate Bonds		– 0	–	191,507,397		642,294	#	192,149,691
Collateralized Mortgage Obligations		– 0	–	152,278,025		– 0	–	152,278,025
Bank Loans		– 0	–	97,530,506		6,102,336		103,632,842
Emerging Markets – Sovereigns		– 0	–	88,242,534		– 0	–	88,242,534
Collateralized Loan Obligations		– 0	–	50,561,289		– 0	–	50,561,289
Quasi-Sovereigns		– 0	–	35,124,382		– 0	–	35,124,382
Governments – Treasuries		– 0	–	31,196,344		– 0	–	31,196,344
Inflation-Linked Securities		– 0	–	13,061,593		– 0	–	13,061,593
Local Governments – US Municipal Bonds		– 0	–	12,792,751		– 0	–	12,792,751
Commercial Mortgage-Backed Securities		– 0	–	10,930,923		– 0	–	10,930,923
Asset-Backed Securities		– 0	–	10,609,113		218,335		10,827,448
Common Stocks		1,164,583		– 0	–	6,538,414	#	7,702,997
Governments – Sovereign Bonds		– 0	–	5,888,639		– 0	–	5,888,639
Preferred Stocks		5,592,041		– 0	–	– 0	–	5,592,041
Rights		– 0	–	– 0	–	59,645		59,645
Short-Term Investments:
Time Deposits		17,361,416		– 0	–	– 0	–	17,361,416
Investment Companies		9,897,656		– 0	–	– 0	–	9,897,656

Total Investments in Securities		34,015,696		3,058,802,282		19,291,841		3,112,109,819
Other Financial Instruments*:
Assets
Futures		4,838,297		– 0	–	– 0	–	4,838,297	†
Forward Currency Exchange Contracts		– 0	–	3,344,787		– 0	–	3,344,787

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3			Total
Centrally Cleared Credit Default Swaps	$	– 0	–	$6,914,989		$	– 0	–	$6,914,989	†
Liabilities
Futures		(5,258,640)		– 0	–		– 0	–	(5,258,640	)†
Forward Currency Exchange Contracts		– 0	–	(296,904)			– 0	–	(296,904)
Centrally Cleared Credit Default Swaps		– 0	–	(336,407)			– 0	–	(336,407	)†
Credit Default Swaps		– 0	–	(7,473,346)			– 0	–	(7,473,346)
Reverse Repurchase Agreements		(33,272,340)		– 0	–		– 0	–	(33,272,340)

Total		$323,013		$3,060,955,401			$19,291,841		$3,080,570,255

#	The Fund held securities with zero market value at period end.

*

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

†

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of

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NOTES TO FINANCIAL STATEMENTS (continued)

its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from real estate investment trust (“REIT”) investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

8. Cash and Short-Term Investments

Cash and short-term investments include cash on hand and short-term investments with maturities of less than one year when purchased.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2024, the reimbursement for such services amounted to $50,321.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $339,765 for the six months ended April 30, 2024.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $23,026 from the sale of Class A shares and received $64 and $2,362 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2024.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as

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NOTES TO FINANCIAL STATEMENTS (continued)

an acquired fund fee and expense. For the six months ended April 30, 2024, such waiver amounted to $21,602.

A summary of the Fund’s transactions in AB mutual funds for the six months ended April 30, 2024 is as follows:

Fund	Market Value 10/31/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/24 (000)	Dividend Income (000)
Government Money Market Portfolio	$78,576	$386,195	$454,873	$9,898	$762

During the year ended October 31, 2023, the Adviser reimbursed the Fund $43,795 for trading losses incurred due to an expense accrual error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,569,056, $1,371,479 and $1,442,001 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2024, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$712,996,497		$567,766,781
U.S. government securities	– 0	–	11,604,395

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$74,013,543
Gross unrealized depreciation	(380,382,057)

Net unrealized depreciation	$(306,368,514)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the six months ended April 30, 2024, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the exchange on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2024, the Fund held futures for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call purchased option by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call purchased options are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of a written option by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The Fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended April 30, 2024, the Fund held purchased options for hedging purposes.

During the six months ended April 30, 2024, the Fund held written options for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the

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Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits with the broker or segregates at its custodian cash or securities as collateral to satisfy initial margin requirements set by the clearinghouse on which the transaction is effected. Pursuant to the contract, with respect to cash collateral, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract; in the case of securities collateral, the Fund agrees to adjust the securities position held in the segregated account accordingly. Such receipts, payments or adjustments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligation with the same counterparty.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined

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under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2024, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2024, the Fund held total return swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the six months ended April 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on futures	$4,838,297	*	Payable for variation margin on futures	$5,258,640	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,344,787		Unrealized depreciation on forward currency exchange contracts	296,904

Credit contracts				Market value of credit default swaps	7,473,346

Credit contracts				Payable for variation margin on centrally cleared swaps	467,181	*

Total		$8,183,084			$13,496,071

*

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation (depreciation) on futures	$(1,166,177)	$7,480,734

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	(2,916,415)	2,308,180

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation (depreciation) on swaps	13,798,769	932,069

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation (depreciation) on investments	$(563,359)	$(434,291)

Equity contracts	Net realized gain/(loss) on written options; Net change in unrealized appreciation (depreciation) on written options	326,561	(167,936)

Total		$9,479,379	$10,118,756

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2024:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$42,086,880	(a)
Average notional amount of sale contracts	$113,117,792
Credit Default Swaps:
Average notional amount of sale contracts	$61,409,951
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$11,783,755
Average principal amount of sale contracts	$155,292,318
Futures:
Average notional amount of buy contracts	$271,470,221
Average notional amount of sale contracts	$141,178,995	(b)
Total Return Swaps:
Average notional amount	$28,359,142	(c)
Written Options:
Average notional amount	$53,730,000	(d)
Purchased Options:
Average notional amount	$56,970,000	(d)

(a)	Positions were open for one month during the reporting period.

(b)	Positions were open for three months during the reporting period.

(c)	Positions were open for four months during the reporting period.

(d)	Positions were open for less than one month during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the

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Fund as of April 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$160,103	$(76,989)		$	– 0	–	$	– 0	–	$83,114
Brown Brothers Harriman & Co.	53,120	– 0	–		– 0	–		– 0	–	53,120
Deutsche Bank AG	3,071,816	(136,010)			– 0	–		– 0	–	2,935,806
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC	59,748	(59,748)			– 0	–		– 0	–	– 0	–

Total	$3,344,787	$(272,747)		$	– 0	–	$	– 0	–	$3,072,040	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America NA	$123,351	$ – 0	–	$	– 0	–	$	– 0	–	$123,351
Barclays Bank PLC	76,989	(76,989)			– 0	–		– 0	–	– 0	–
Citibank NA/Citigroup Global Markets, Inc.	4,486,303	– 0	–		– 0	–		(4,355,029)		131,274
Credit Suisse International	442,769	– 0	–		– 0	–		(442,769)		– 0	–
Deutsche Bank AG	136,010	(136,010)			– 0	–		– 0	–	– 0	–
Goldman Sachs International	1,790,385	– 0	–		– 0	–		(1,790,385)		– 0	–
JPMorgan Securties LLC	359,570	– 0	–		– 0	–		(359,570)		– 0	–
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co. International PLC	354,873	(59,748)			– 0	–		(295,125)		– 0	–

Total	$7,770,250	$(272,747)		$	– 0	–		$(7,242,878)		$254,625	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.3 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund

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may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other master agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2024, the average amount of reverse repurchase agreements outstanding was $29,285,752 and the daily weighted average interest rate was 2.64%. At April 30, 2024, the Fund had reverse repurchase agreements outstanding in the amount of $33,272,340 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2024:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$20,317,385	$(20,292,413)	$24,972
Jefferies LLC	10,798,988	(10,798,988)	– 0	–
Standard Chartered Bank	2,155,967	(2,128,319)	27,648

	$33,272,340	$(33,219,720)	$52,620

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023

Class A
Shares sold	8,453,577	12,458,971	$57,513,473	$82,394,648

Shares issued in reinvestment of dividends	2,702,988	5,881,608	18,532,878	38,845,296

Shares converted from Class C	2,358,487	4,394,554	16,041,964	28,944,816

Shares redeemed	(12,323,334)	(31,972,273)	(83,836,439)	(210,896,689)

Net increase (decrease)	1,191,718	(9,237,140)	$8,251,876	$(60,711,929)

Class C
Shares sold	1,502,446	2,166,738	$10,359,989	$14,482,876

Shares issued in reinvestment of dividends	382,224	979,489	2,651,917	6,548,705

Shares converted to Class A	(2,330,894)	(4,342,602)	(16,041,964)	(28,944,816)

Shares redeemed	(1,774,419)	(4,849,930)	(12,239,312)	(32,400,097)

Net decrease	(2,220,643)	(6,046,305)	$(15,269,370)	$(40,313,332)

Advisor Class
Shares sold	51,026,587	98,904,270	$347,342,048	$656,464,588

Shares issued in reinvestment of dividends	5,933,083	11,956,423	40,752,326	79,079,235

Shares redeemed	(45,357,416)	(119,438,185)	(309,825,114)	(787,957,627)

Net increase (decrease)	11,602,254	(8,577,492)	$78,269,260	$(52,413,804)

Class R
Shares sold	339,239	460,012	$2,324,617	$3,044,770

Shares issued in reinvestment of dividends	88,590	209,620	607,347	1,384,983

Shares redeemed	(546,988)	(1,244,857)	(3,746,051)	(8,230,010)

Net decrease	(119,159)	(575,225)	$(814,087)	$(3,800,257)

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	Shares		Amount
	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31, 2023

Class K
Shares sold	136,511	241,851	$936,747	$1,600,397

Shares issued in reinvestment of dividends	21,224	60,908	145,391	402,649

Shares redeemed	(374,292)	(518,534)	(2,562,423)	(3,443,015)

Net decrease	(216,557)	(215,775)	$(1,480,285)	$(1,439,969)

Class I
Shares sold	1,145,442	1,831,650	$7,856,147	$12,122,854

Shares issued in reinvestment of dividends	369,572	790,933	2,541,231	5,236,818

Shares redeemed	(1,282,016)	(3,093,462)	(8,755,017)	(20,457,067)

Net increase (decrease)	232,998	(470,879)	$1,642,361	$(3,097,395)

Class Z
Shares sold	6,135,015	18,765,251	$41,075,313	$124,164,250

Shares issued in reinvestment of dividends	704,303	1,425,384	4,843,233	9,436,408

Shares redeemed	(7,351,344)	(26,773,451)	(50,380,963)	(177,328,278)

Net decrease	(512,026)	(6,582,816)	$(4,462,417)	$(43,727,620)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the recent end of a period of historically low rates and the effects of potential central bank monetary policy, and government fiscal policy, initiatives and market reactions to those initiatives.

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Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid and are subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include

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NOTES TO FINANCIAL STATEMENTS (continued)

“extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Loan Participations and Assignments Risk—When the Fund purchases loan participations and assignments, it is subject to the credit risk associated with the underlying corporate borrower. In addition, the lack of a liquid secondary market for loan participations and assignments may have an adverse impact on the value of such investments and the Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk

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NOTES TO FINANCIAL STATEMENTS (continued)

may include low trading volumes, large positions and heavy redemptions of Fund shares. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate (LIBOR) as a benchmark or reference rate for various interest rate calculations. The use of LIBOR was phased out in June 2023 and transitioned to the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There can be no assurance that instruments linked to SOFR will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2024.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending October 31, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2023 and October 31, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$224,260,828	$241,489,776

Total taxable distributions paid	$224,260,828	$241,489,776
Return of Capital	15,563,644	– 0	–

Total distributions paid	$239,824,472	$241,489,776

As of October 31, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(705,657,127	)(a)
Unrealized appreciation (depreciation)	(504,091,970	)(b)

Total accumulated earnings (deficit)	$(1,209,749,097	)(c)

(a)	As of October 31, 2023, the Fund had a net capital loss carryforward of $ 705,657,127.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of hyperinflationary currency contracts, the tax treatment of callable bonds, the tax treatment of swaps, and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings (deficit) are attributable primarily to the accrual of foreign capital gains tax, the tax treatment of defaulted securities, and dividends payable.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2023, the Fund had a net short-term capital loss carryforward of $185,581,812 and a net long-term capital loss carryforward of $520,075,315, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06

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NOTES TO FINANCIAL STATEMENTS (continued)

extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.45	$ 6.44	$ 7.98	$ 7.53	$ 8.19	$ 8.14

Income From Investment Operations

Net investment income(a)(b)	.26	.47	.41	.40	.41	.47

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	.05	(1.48)	.53	(.59)	.11

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.62	.52	(1.07)	.93	(.18)	.58

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.48)	(.47)	(.44)	(.48)	(.41)

Return of capital	– 0	–	(.03)	– 0	–	(.04)	– 0	–	(.12)

Total dividends and distributions	(.25)	(.51)	(.47)	(.48)	(.48)	(.53)

Net asset value, end of period	$ 6.82	$ 6.45	$ 6.44	$ 7.98	$ 7.53	$ 8.19

Total Return

Total investment return based on net asset value(d)	9.65%	8.21%	(13.83)%	12.52	%^	(2.02	)%^	7.33%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$850,337	$795,930	$854,235	$1,157,302	$1,143,143	$1,329,150

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.90	%(f)	.90%	.90%	.84%	.86%	.87%

Expenses, before waivers/reimbursements(e)†	.90	%(f)	.90%	.90%	.84%	.86%	.88%

Net investment income(b)	7.60	%(f)	7.11%	5.69%	4.95%	5.43%	5.82%

Portfolio turnover rate	19%	34%	28%	48%	54%	49%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.52	$ 6.51	$ 8.07	$ 7.62	$ 8.29	$ 8.24

Income From Investment Operations

Net investment income(a)(b)	.23	.42	.35	.33	.35	.41

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	.05	(1.50)	.54	(.60)	.10

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.60	.47	(1.15)	.87	(.25)	.51

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.43)	(.41)	(.38)	(.42)	(.35)

Return of capital	– 0	–	(.03)	– 0	–	(.04)	– 0	–	(.11)

Total dividends and distributions	(.22)	(.46)	(.41)	(.42)	(.42)	(.46)

Net asset value, end of period	$ 6.90	$ 6.52	$ 6.51	$ 8.07	$ 7.62	$ 8.29

Total Return

Total investment return based on net asset value(d)	9.13%	7.29	%^	(14.69)%	11.65	%^	(2.86	)%^	6.43%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$154,740	$160,725	$199,870	$324,644	$456,375	$649,108

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)†	1.65	%(f)	1.64%	1.64%	1.58%	1.61%	1.62%

Expenses, before waivers/ reimbursements(e)†	1.65	%(f)	1.64%	1.64%	1.59%	1.61%	1.62%

Net investment income(b)	6.73	%(f)	6.26%	4.81%	4.14%	4.56%	5.00%

Portfolio turnover rate	19%	34%	28%	48%	54%	49%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.46	$ 6.45	$ 7.99	$ 7.54	$ 8.20	$ 8.15

Income From Investment Operations

Net investment income(a)(b)	.27	.49	.43	.42	.43	.49

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36	.05	(1.49)	.53	(.59)	.11

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.63	.54	(1.06)	.95	(.16)	.60

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.50)	(.48)	(.46)	(.50)	(.42)

Return of capital	– 0	–	(.03)	– 0	–	(.04)	– 0	–	(.13)

Total dividends and distributions	(.26)	(.53)	(.48)	(.50)	(.50)	(.55)

Net asset value, end of period	$ 6.83	$ 6.46	$ 6.45	$ 7.99	$ 7.54	$ 8.20

Total Return

Total investment return based on net asset value(d)	9.78%	8.46%	(13.70)%	12.92	%^	(1.77	)%^	7.58%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,879,440	$1,701,261	$1,754,072	$2,579,006	$3,077,869	$2,976,343

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	.65	%(f)	.64%	.64%	.59%	.61%	.62%

Expenses, before waivers/ reimbursements(e)†	.65	%(f)	.65%	.65%	.59%	.61%	.63%

Net investment income(b)	7.84	%(f)	7.34%	5.90%	5.20%	5.57%	6.05%

Portfolio turnover rate	19%	34%	28%	48%	54%	49%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.44	$ 6.44	$ 7.98	$ 7.53	$ 8.19	$ 8.14

Income From Investment Operations

Net investment income(a)(b)	.25	.42	.38	.36	.38	.44

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	.06	(1.48)	.54	(.59)	.10

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.62	.48	(1.10)	.90	(.21)	.54

Less: Dividends and Distributions

Dividends from net investment income	(.24)	(.45)	(.44)	(.41)	(.45)	(.38)

Return of capital	– 0	–	(.03)	– 0	–	(.04)	– 0	–	(.11)

Total dividends and distributions	(.24)	(.48)	(.44)	(.45)	(.45)	(.49)

Net asset value, end of period	$ 6.82	$ 6.44	$ 6.44	$ 7.98	$ 7.53	$ 8.19

Total Return

Total investment return based on net asset value(d)	9.76%	7.56	%^	(14.30)%	12.17	%^	(2.49	)%^	6.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,691	$16,542	$20,238	$32,847	$38,435	$57,226

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.33	%(f)	1.62%	1.31%	1.27%	1.32%	1.28%

Expenses, before waivers/reimbursements(e)†	1.33	%(f)	1.62%	1.31%	1.27%	1.33%	1.28%

Net investment income(b)	7.24	%(f)	6.38%	5.24%	4.53%	4.93%	5.43%

Portfolio turnover rate	19%	34%	28%	48%	54%	49%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.44	$ 6.44	$ 7.99	$ 7.53	$ 8.19	$ 8.14

Income From Investment Operations

Net investment income(a)(b)	.24	.44	.39	.39	.40	.47

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39	.06	(1.49)	.54	(.59)	.10

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.63	.50	(1.10)	.93	(.19)	.57

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.47)	(.45)	(.43)	(.47)	(.40)

Return of capital	– 0	–	(.03)	– 0	–	(.04)	– 0	–	(.12)

Total dividends and distributions	(.25)	(.50)	(.45)	(.47)	(.47)	(.52)

Net asset value, end of period	$ 6.82	$ 6.44	$ 6.44	$ 7.99	$ 7.53	$ 8.19

Total Return

Total investment return based on net asset value(d)	9.77%	7.89%	(14.07)%	12.53	%^	(2.15	)%^	7.25%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,181	$4,401	$5,792	$38,413	$68,253	$110,135

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)†	1.02	%(f)	1.27%	.97%	.94%	.98%	.94%

Expenses, before waivers/reimbursements(e)†	1.02	%(f)	1.28%	.97%	.94%	.98%	.94%

Net investment income(b)	7.21	%(f)	6.73%	5.15%	4.87%	5.27%	5.76%

Portfolio turnover rate	19%	34%	28%	48%	54%	49%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.46	$ 6.45	$ 8.00	$ 7.54	$ 8.20	$ 8.15

Income From Investment Operations

Net investment income(a)(b)	.27	.48	.43	.42	.42	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	.06	(1.50)	.54	(.58)	.10

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.64	.54	(1.07)	.96	(.16)	.60

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.50)	(.48)	(.46)	(.50)	(.42)

Return of capital	– 0	–	(.03)	– 0	–	(.04)	– 0	–	(.13)

Total dividends and distributions	(.26)	(.53)	(.48)	(.50)	(.50)	(.55)

Net asset value, end of period	$ 6.84	$ 6.46	$ 6.45	$ 8.00	$ 7.54	$ 8.20

Total Return

Total investment return based on net asset value(d)	9.91%	8.42%	(13.72)%	12.91	%^	(1.81	)%^	7.61%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$70,168	$64,806	$67,757	$90,893	$131,550	$167,518

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)†	.68	%(f)	.69%	.66%	.59%	.64%	.60%

Expenses, before waivers/ reimbursements(e)†	.68	%(f)	.69%	.66%	.59%	.64%	.60%

Net investment income(b)	7.79	%(f)	7.30%	5.91%	5.21%	5.57%	6.09%

Portfolio turnover rate	19%	34%	28%	48%	54%	49%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2024 (unaudited)	Year Ended October 31,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 6.46	$ 6.45	$ 8.00	$ 7.54	$ 8.20	$ 8.15

Income From Investment Operations

Net investment income(a)(b)	.27	.49	.43	.42	.43	.50

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.37	.05	(1.49)	.55	(.59)	.10

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)

Net increase (decrease) in net asset value from operations	.64	.54	(1.06)	.97	(.16)	.60

Less: Dividends and Distributions

Dividends from net investment income	(.26)	(.50)	(.49)	(.47)	(.50)	(.42)

Return of capital	– 0	–	(.03)	– 0	–	(.04)	– 0	–	(.13)

Total dividends and distributions	(.26)	(.53)	(.49)	(.51)	(.50)	(.55)

Net asset value, end of period	$ 6.84	$ 6.46	$ 6.45	$ 8.00	$ 7.54	$ 8.20

Total Return

Total investment return based on net asset value(d)	9.97%	8.51%	(13.64)%	12.99	%^	(1.76	)%^	7.68%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$115,783	$112,725	$155,009	$266,052	$307,946	$330,538

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)†	.59	%(f)	.59%	.57%	.53%	.59%	.54%

Expenses, before waivers/ reimbursements(e)†	.59	%(f)	.59%	.57%	.53%	.59%	.54%

Net investment income(b)	7.91	%(f)	7.37%	5.96%	5.26%	5.66%	6.16%

Portfolio turnover rate	19%	34%	28%	48%	54%	49%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.00%	.00%	.00%	.00%	.01%

See footnote summary on page 110.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2024 (unaudited)(f)	Year Ended October 31,
		2023	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	.86%	.85%	.87%	.84%	.86%	.85%
Before waivers/reimbursements	.86%	.85%	.87%	.84%	.86%	.86%
Class C
Net of waivers/reimbursements	1.60%	1.60%	1.61%	1.58%	1.60%	1.60%
Before waivers/reimbursements	1.60%	1.60%	1.61%	1.59%	1.60%	1.60%
Advisor Class
Net of waivers/reimbursements	.61%	.60%	.62%	.59%	.60%	.60%
Before waivers/reimbursements	.61%	.61%	.63%	.59%	.60%	.61%
Class R
Net of waivers/reimbursements	1.29%	1.58%	1.28%	1.27%	1.32%	1.26%
Before waivers/reimbursements	1.29%	1.58%	1.28%	1.27%	1.33%	1.26%
Class K
Net of waivers/reimbursements	.98%	1.23%	.97%	.94%	.97%	.92%
Before waivers/reimbursements	.98%	1.24%	.97%	.94%	.97%	.92%
Class I
Net of waivers/reimbursements	.64%	.64%	.63%	.59%	.64%	.58%
Before waivers/reimbursements	.64%	.64%	.63%	.59%	.64%	.58%
Class Z
Net of waivers/reimbursements	.55%	.55%	.54%	.53%	.58%	.52%
Before waivers/reimbursements	.55%	.55%	.54%	.53%	.58%	.52%

(f)	Annualized.

^

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1)* Onur Erzan**, President and Chief Executive Officer	Nancy P. Jacklin(1)* Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1)* Emilie D. Wrapp, Advisory Board Member

OFFICERS

Christian DiClementi(2), Vice President

Gershon M. Distenfeld(2), Vice President

Fahd Malik(2), Vice President

Matthew S. Sheridan(2), Vice President

William Smith(2), Vice President

Nancy E. Hay, Secretary

Michael B. Reyes, Senior Vice President Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Global High Income Investment Team. Messrs. DiClementi, Distenfeld, Malik, Sheridan, and Smith are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Messrs. Downey and Turner and Ms. Jacklin are expected to retire effective December 31, 2024.

**	Mr. Erzan is expected to resign as a Director effective December 31, 2024, but is expected to continue to serve as President and Chief Executive Officer of the Fund.

abfunds.com	AB HIGH INCOME FUND | 111

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB HIGH INCOME FUND | 113

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB High Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held in-person on August 1-2, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of

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their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB HIGH INCOME FUND | 115

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended May 31, 2023. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and noted that it was lower than the median. They also noted that the Adviser’s total rate of compensation, taking into account the impact of the administrative expense reimbursement paid to the Adviser in the latest fiscal year, was lower than the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Vice President and

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noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the

abfunds.com	AB HIGH INCOME FUND | 117

extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Mid Cap Value Portfolio

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB HIGH INCOME FUND | 119

NOTES

120 | AB HIGH INCOME FUND	abfunds.com

AB HIGH INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HI-0152-0424

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

13(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes —Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB High Income Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	June 26, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date:	June 26, 2024